As filed with the Securities and Exchange Commission on October 26, 2007
                     Registration Nos. 33-90358; 811-09000

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       {X}

         Pre-Effective Amendment No.        __

         Post-Effective Amendment No.       14

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 {X}

         Amendment No.                      14

                        (Check appropriate box or boxes)

                                 OAK VALUE TRUST
               (Exact Name of Registrant as Specified in Charter)

                         3100 Tower Boulevard, Suite 700
                          Durham, North Carolina 27707
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, including Area Code: (919) 419-1900

                               Larry D. Coats, Jr.
                       Oak Value Capital Management, Inc.
                         3100 Tower Boulevard, Suite 700
                          Durham, North Carolina 27707
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

/ / immediately upon filing pursuant to paragraph (b)
/X/ on November 1, 2007 pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(1)
/ / on (date) pursuant to paragraph (a)(1)
/ / 75 days after filing pursuant to paragraph (a)(2)
/ / on (date) pursuant to paragraph (a)(2) of Rule 485(b)

If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                   PROSPECTUS
                                NOVEMBER 1, 2007





                                     [LOGO]
                                 --------------
                                 OAK VALUE FUND
                                 --------------





                             -----------------------
                             PRIVACY POLICY ENCLOSED

                                   on Page 10
                             -----------------------



                              WWW.OAKVALUEFUND.COM

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
THE OAK VALUE FUND                                             TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                     RISK/RETURN SUMMARY AND FUND EXPENSES
--------------------------------------------------------------------------------
Carefully review this important         Risk/Return Summary                    3
section, which summarizes the           Performance of the Fund                5
Fund's investment strategies,           Fees and Expenses                      6
risks, past performance, and fees.

                                     INVESTMENT GOAL, STRATEGIES AND RISKS
--------------------------------------------------------------------------------
Review this section for more            Main Investment Strategies             7
information on investment               Additional Risks of Investing in
strategies and their risks.                the Fund                            9
                                        Other Information about the Fund's
                                           Investment Techniques and Policies  9

--------------------------------------------------------------------------------
                                     PRIVACY POLICY                           10
--------------------------------------------------------------------------------
Review this section for
information on the Fund's
privacy policy.
--------------------------------------------------------------------------------

                                     FUND MANAGEMENT
--------------------------------------------------------------------------------
Review this section for details on      The Investment Adviser                11
the people and organizations who        Investment Committee                  11
oversee the Fund.                       Commonly Asked Questions About Oak
                                           Value                              12

                                     SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------
Review this section for details on      Pricing of Fund Shares                13
how shares are valued, how to           Purchasing and Adding to Your Shares  14
purchase and sell shares, related       Selling Your Shares                   18
charges and payments of dividends       General Policies On Selling Shares    19
and distributions.                      Dividends, Distributions and Taxes    21

                                     FINANCIAL HIGHLIGHTS                     22
--------------------------------------------------------------------------------

                                     BACK COVER
--------------------------------------------------------------------------------
                                        For More Information

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY AND FUND EXPENSES
--------------------------------------------------------------------------------

                                                             RISK/RETURN SUMMARY

                            The following is a summary of certain key information about the Oak Value Fund (the "Fund"). The Fund's investment goal, main investment strategies, main investment risks and certain performance information are described under "Risk/Return Summary" and the Fund's expenses are described under "Fees and Expenses."

INVESTMENT GOAL             To seek capital appreciation.

MAIN INVESTMENT STRATEGIES  The Fund  invests  primarily  in equity  securities, consisting of common and preferred stocks and securities convertible into common stocks traded in domestic and foreign markets. In selecting investments for the Fund, Oak Value Capital Management, Inc. ("Oak Value" or the "Adviser"), by performing fundamental research on individual companies, seeks to identify securities of companies whose intrinsic values are more than their market values. The Adviser considers several factors, including a company's competitive position in its industry, its earnings and cash flow, the value of a company's assets, the market prices of comparable businesses, and the quality of the company's management in assessing a company's intrinsic value. While the Adviser does not establish market capitalization targets for the portfolio, investors should expect the Fund to own small, medium and/or large capitalization stocks in the portfolio at any point in time. Once the Adviser has identified undervalued securities, the Fund will seek to hold them for the long-term and achieve long-term capital appreciation as the marketplace realizes the value of these companies over time.

MAIN INVESTMENT RISKS       The Fund may or may not achieve its goal.  You could
                            lose money on your investment in the Fund.

                            Other risks are:

                            MARKET RISK--This is the risk that the value of the Fund's investments, and therefore, the Fund's share price, will fluctuate as the stock market fluctuates and that prices overall may decline over short or longer-term periods.

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY AND FUND EXPENSES
--------------------------------------------------------------------------------

                            SELECTION RISK--This risk is the possibility that the Adviser's investment strategies may not work as planned, that the intrinsic values of the securities selected may never be realized by the market and that the securities selected may underperform the market or other investments.

                            CAPITALIZATION RISK--To the extent the Fund invests in small-cap and mid-cap companies it may have capitalization risk. These companies' stocks may be more volatile than the overall market. In particular, these companies may have limited product lines, markets and financial resources and may be dependent on a relatively small management group. Their shares may trade less frequently and in limited volume, negatively affecting the share price and making them potentially more difficult to sell. For this reason, the Fund's returns may vary from the stock market generally.


                            FOREIGN INVESTMENT RISK--Investing in foreign investments carries potential risks not associated with domestic investments, which may include currency exchange rate fluctuations; political and financial instability; less liquidity and greater volatility; lack of uniform accounting, auditing and financial reporting standards; less government regulation and supervision; increased price volatility; and delays in transaction settlement in some foreign markets.


WHO MAY WANT TO INVEST?     Consider investing in the Fund if you are:

                            o Interested in adding a value component to your portfolio

                            o Willing to accept higher risks of investing in the stock market

                            o Seeking a long-term investment goal such as retirement, education, or wealth accumulation

                            This Fund will not be appropriate for anyone:

                            o     Seeking monthly income

                            o     Pursuing  a  short  term  goal  or   investing
                                  emergency reserves

                            o Seeking to avoid market fluctuation in share price

                            The Fund is not intended as a complete investment program.

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY AND FUND EXPENSES
--------------------------------------------------------------------------------

PERFORMANCE OF THE FUND

The bar chart and performance table shown on this page provide some indication of the risks and variability of investing in the Fund by showing how the Fund has performed and how its performance has varied from year to year. The bar chart shows changes in the Fund's yearly performance over the past ten years to demonstrate that the Fund's performance varied at different times. The table below it compares the Fund's average annual returns on a before-tax basis and an after-tax basis for certain time periods compared to the returns of the S&P 500 Index, a widely recognized, unmanaged index of common stocks. The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown. How the Fund has performed in the past (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


PERFORMANCE BAR CHART
YEAR-BY-YEAR TOTAL RETURNS(1)

[BAR CHART OMITTED]

1997           37.70
1998           18.93
1999           -3.12
2000           18.17
2001           -0.47
2002          -24.34
2003           32.11
2004            7.97
2005           -1.37
2006           14.18

* For the period January 1, 2007 through September 30, 2007 the Fund's aggregate (non-annualized) total return was 9.46%.

Best quarter:     2nd Qtr 2003      26.13%
Worst quarter:    3rd Qtr 1998     -18.64%

--------------------------------------------------------------------------------

                                PERFORMANCE TABLE
                          AVERAGE ANNUAL TOTAL RETURNS
                    (for periods ended December 31, 2006)(1)
--------------------------------------------------------------------------------
                                          1 YEAR     5 YEARS      10 YEARS
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                       14.18%      3.98%        8.53%
--------------------------------------------------------------------------------
RETURN AFTER TAXES
ON DISTRIBUTIONS                          10.98%      3.28%        7.84%
--------------------------------------------------------------------------------
RETURN AFTER TAXES
ON DISTRIBUTIONS
AND SALE OF SHARES                        13.17%      3.36%        7.35%
--------------------------------------------------------------------------------
S&P 500 INDEX                             15.79%      6.19%        8.42%
--------------------------------------------------------------------------------


The table assumes shareholders redeem all their Fund shares at the end of the period indicated. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

------------------
(1) Both the bar chart and the performance table assume reinvestment of dividends and distributions.

--------------------------------------------------------------------------------

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. The performance of an index reflects no deduction for fees, expenses or taxes. If an index had fees and expenses, its performance would be lower.

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY AND FUND EXPENSES
--------------------------------------------------------------------------------

                                                               FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares. The expenses shown are based on those incurred during the fiscal year ended June 30, 2007. Actual expenses may be more or less than those shown.

---------------------------------------------------
SHAREHOLDER TRANSACTION FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Redemption Fee (as a percentage
of the amount redeemed)                         2%*
---------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Advisory Fees                                 0.90%
---------------------------------------------------
12b-1 Fees                                     None
---------------------------------------------------
Other Expenses                                0.46%
---------------------------------------------------
Total Annual Fund Operating Expenses          1.36%
---------------------------------------------------

* The redemption fee applies to redemptions of shares within 90 days of the date of purchase.

EXPENSE EXAMPLE

Use this Example to compare fees and expenses with those of other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

o     $10,000 investment

o     5% annual return

o     Redemption at the end of each period

o     No changes in the Fund's operating expenses

o     Reinvestment of all dividends and distributions

Because this Example is hypothetical and for comparison only, your actual costs may be higher or lower.

       1         3        5        10
      YEAR     YEARS    YEARS    YEARS

      $138     $431     $745     $1,635
      ----------------------------------

--------------------------------------------------------------------------------
INVESTMENT GOAL, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VALUE INVESTING:

The VALUE PHILOSOPHY that the Adviser seeks to follow rests on the principle that the market is not always priced efficiently. VALUE INVESTING is predicated on the ability to find undervalued securities.

The Adviser views growth and value as two sides of the same coin. In this context, value investing is simply buying growth at a discount. The value side of the coin represents the price that an investor is willing to pay for a particular security. That price should be at a sufficient discount to provide a margin of safety and thereby have a high probability of capital preservation. The concept of a MARGIN OF SAFETY is pivotal to the successful implementation of value investing. The entire premise of value investing rests on the manager's ability to exercise judgment with discipline regarding the purchase price of a security. A margin of safety refers to the difference between the investor's calculation of intrinsic value and the price at which the security is trading in the market. There is a given margin of safety at one price level and a diminished margin of safety at a higher price level. In other words, as the price of a security approaches the investor's calculation of value, the margin of safety declines. Many managers can identify a good business, but the successful value manager can analyze the price at which that security falls into the purchase category. The concept of a margin of safety is applicable to the purchase of common stocks, preferred stock or fixed-income instruments.

The other side of the coin is the GROWTH ASPECT of that particular security. A company that possesses the potential to grow through business expansion over time represents the ability to buy a future stream of income that will be reflected in its future stock price. Paying a reasonable price, with a sufficient margin of safety, in an enterprise that can grow is essential to long-term value investing.
--------------------------------------------------------------------------------

INVESTMENT GOAL

The Fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES

The Fund's portfolio will be comprised primarily of common stocks, convertible preferred stocks and preferred stocks traded on domestic and foreign securities exchanges or on the over-the-counter markets. Securities selected are those securities that, in the opinion of the Adviser, are priced at a discount to intrinsic value.

The Adviser selects securities based upon the Adviser's view of the intrinsic value of the issuer and its equity securities relative to the market price. A few of the characteristics that may indicate unrecognized intrinsic value are that the shares sell at a:

o Substantial discount to the value of the business determined by cash flow analysis (discounted cash flow) and qualitative characteristics such as the company's position relative to its customers, suppliers, competitors and substitute products;

o Substantial discount from a price at which the securities of comparable businesses have been sold in arms' length transactions between parties judged to be competent business persons; or

o Substantial discount from asset value which is based on the sum of the company's parts including consideration of hidden assets, such as overfunded pension plans, understated value of inventories, appreciated real estate, brand names and franchises, less the present value of its liabilities.

Other factors considered desirable by the Adviser in selecting potential investments include:

o Indications of a shareholder-oriented management--The Adviser believes that if management has a vested ownership interest in the company's success, it is more likely that the interests of shareholders and management

--------------------------------------------------------------------------------
INVESTMENT GOAL, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOTTOM-UP INVESTMENT PROCESS:

FUNDAMENTAL RESEARCH is the foundation on which value investing rests. Most value proponents use a BOTTOM-UP APPROACH (focusing on specific companies rather than the overall market level or industry sectors) to find the companies meeting their criteria. The integrity of the analytical approach is important to the value investor because it provides demonstrated evidence of the value of a company relative to its current stock price. No matter how good the story or how great the management, the INTRINSIC value of a company lies solely with the present value of the future cash flow available after capital spending and taxes.

An important requirement for most value investors is that they understand the business they are trying to value. The preference for simple businesses, without undue complication and technological change, allows the investor to develop a complete understanding of the future prospects of the company. Since the value investor begins with the premise that the current market price is no indication of the true worth of a business, the value investor analyzes the company's reports and other public information to develop his own opinion of intrinsic value. THE PURCHASE DECISION RESTS ON THE ABILITY TO BUY THAT SECURITY WITH A GREAT ENOUGH MARGIN OF SAFETY TO ENSURE SAFETY OF PRINCIPAL AND AN ADEQUATE RETURN.

The second premise of the value investor is that the STOCK PRICES WILL FLUCTUATE OVER TIME BUT THAT, OVER THE LONG TERM, MARKET PRICE WILL MOVE TOWARDS INTRINSIC VALUE. The margin of safety should expand as the intrinsic value of the business increases. In a growing enterprise the investor is not forced to wait for a catalyst to unlock the hidden value (takeovers, mergers, liquidation, etc.). A GOOD BUSINESS WILL EXHIBIT STRONG CASH FLOW GENERATION, SIGNIFICANT BARRIERS TO COMPETITION, AND MODERATE OR LOW REQUIREMENTS FOR CAPITAL REINVESTMENT.
--------------------------------------------------------------------------------

MAIN INVESTMENT STRATEGIES - CONTINUED

      will coincide, and the company will therefore be managed for the benefit of all shareholders. Ownership of a substantial equity position could be evidence of a shareholder-oriented management;

o Evidence of financial strength--The most attractive companies have solid financial foundations, such as a consistent generation of free cash flow, a strong balance sheet, and a high return on capital;

o Cash flow generation--The company should exhibit a sufficient cash flow to fund its internal needs for capital replacement and expansion, without excessive need for debt or new equity offerings;

o Pricing flexibility--The company should have the ability to raise prices independent of competitive forces;

o Dominant position in the market--The company should exhibit an ability to control its own destiny;

o Franchise position--The company should have a strong market share, or significant niche in its market;

o Competitive barriers to entry--The company should be in an industry which does not allow easy competition, to ensure against wide swings in earnings as a result of unexpected competitors; and

o Reinvestment ability--The company has the ability to reinvest its earnings at a high rate of return.

While portfolio securities are generally acquired for the long term, they may be sold under some of the following circumstances when the Adviser believes that:

o The anticipated price appreciation has been achieved or is no longer probable;

o     Alternate investments offer superior total return prospects; or

o     A fundamental change has occurred in the company or its market.

--------------------------------------------------------------------------------
INVESTMENT GOAL, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

ADDITIONAL RISKS OF INVESTING IN THE FUND

FOREIGN  INVESTMENT  RISK--Although  the Fund is not  limited  in the  amount of foreign securities it may acquire, it is presently expected that the Fund will not invest in excess of 10% of its assets (measured at the time of purchase) in direct investments in foreign securities traded on foreign securities exchanges. Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) delays in transaction settlement in some foreign markets.

OTHER INFORMATION ABOUT THE FUND'S INVESTMENT TECHNIQUES AND POLICIES

CHANGE IN POLICY--The Trustees may change any policy not specifically described as fundamental in this prospectus or in the Fund's Statement of Additional Information ("SAI") without a shareholder vote.

TEMPORARY DEFENSIVE POSITION--Although it is not anticipated to happen, the Fund is permitted, for temporary defensive purposes in response to adverse market or other conditions, to make short-term investments, or hold substantial cash reserves. While the Fund is investing for temporary defensive purposes, it may not meet its investment objective.

PORTFOLIO HOLDINGS--A description of the Fund's policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

--------------------------------------------------------------------------------
NOTICE OF PRIVACY POLICY

This privacy policy applies to the Oak Value Fund ("Fund" or "we"). The Fund recognizes the importance of protecting your nonpublic personal information ("personal information") and is committed to maintaining the privacy and confidentiality of that information. We may change this privacy policy at any time on notice to you.

WHAT TYPES OF PERSONAL INFORMATION DO WE COLLECT FROM YOU?

When you open an Oak Value Fund account and become a shareholder, we may collect additional personal information that we receive from you such as information that you supply to us during the account opening process or after you become a shareholder and any correspondence or communications that you have with the Fund or its service providers. We also will have access to information about your account history, including your transactions and account balances.

When you contact us through the oakvaluefund.com web site or sign up for our e-mail list, we will ask you to provide us with your contact information. In addition, we will request that you indicate the nature of your current or prospective relationship with the Fund. When you request a new account kit through the Fund's web site, we will also ask you for your mailing address. This personal information will be added to our mailing list enabling you to receive future paper and/or electronic communications about the Fund. If you do not wish to receive these communications, you will have an opportunity to decline this option on the request new account kit form under "special requests." We will provide you with a frequent and convenient method to discontinue electronic communications at your discrection via an "unsubscribe" option on the "Mailing List" form. This option will also be attached to our periodic e-mail communications. We do not use "cookies" to identify or track users of the Fund's web site.

HOW DOES THE FUND USE THE PERSONAL INFORMATION THAT IT COLLECTS AND WITH WHOM DOES IT SHARE INFORMATION?

The Fund does not sell personal information that is collected from customers. We use all of the personal information that we collect (as described above) to provide you with the products and services that you request and to fulfill legal and regulatory requirements. We may share your personal information with affiliated and unaffiliated third parties that provide services to, or on behalf of, the Fund, including third parties that assist us in servicing your account and offering and providing various products and services to you. The Fund may, among other things, disclose or report personal information in certain circumstances where we believe disclosure is required under law, to cooperate with regulators or law enforcement authorities and to protect our rights or property. We also may share personal information with your designated agent or other parties that you authorize. The Fund does not disclose any personal information about customers or former customers to anyone, except as permitted by law.

Although we do not currently have any arrangements in place, the Fund reserves the right to disclose all of the personal information that we collect (as described above) to other financial institutions with whom we may, from time to time, establish joint marketing arrangements. Any such joint marketer will be required to agree to maintain the confidentiality of your personal information.

Nothing in this privacy policy is intended to interfere with the ability of the Fund to transfer all or part of its business and/or assets to an affiliated or unaffiliated third party at any time, for any purpose, without any limitation whatsoever.

HOW IS MY PERSONAL INFORMATION PROTECTED?

We will limit access to your personal information to those persons that need the information to service your account or to offer and provide products and services to you and the Fund. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

WHO SHOULD I CONTACT IF I WANT MORE INFORMATION ABOUT THIS PRIVACY POLICY?

Please let us know if we can answer any questions you may have regarding our privacy policy. You may contact us via e-mail at info@oakvalue.com or by telephone at (800) 680-4199.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND MANAGEMENT
--------------------------------------------------------------------------------

THE INVESTMENT ADVISER

Oak Value Capital Management, Inc., 3100 Tower Boulevard, Suite 700, Durham, North Carolina 27707, is the investment adviser for the Fund. The predecessor firm to the Adviser was founded in May 1986. Oak Value provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. For these advisory services during the fiscal year ended June 30, 2007, the Fund paid Oak Value a fee equal to 0.90% of the Fund's average net assets.


A discussion regarding the basis for the Trustees' November 2006 approval of the Fund's investment advisory agreement is available in the Fund's December 31, 2006 Semi-Annual Report to Shareholders, which covers the period July 1, 2006 to December 31, 2006. A discussion regarding the basis for the Trustees' November 2007 approval of the Fund's investment advisory agreement will be available in the Fund's December 31, 2007 Semi-Annual Report to Shareholders, which will cover the period July 1, 2007 to December 31, 2007.


In addition to acting as adviser to the Fund, Oak Value also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. Overall investment strategies are determined by Oak Value's Investment Committee. Oak Value's portfolio managers implement these strategies for specific portfolios based on the needs and requirements of each account.

INVESTMENT COMMITTEE


David R. Carr, Jr., Chairman and Chief Investment Officer of the Adviser, and Larry D. Coats, Jr., Chief Executive Officer and President of the Adviser, are responsible for the day-to-day management of the Fund's portfolio. Each portfolio manager serves on Oak Value's Investment Committee along with Christy
L. Phillips, the Adviser's Director of Research. Mr. Carr acted as manager of the Fund since its inception from 1993 to 1995 and has acted as co-manager since 1995. Mr. Carr has a degree in Business Administration with a concentration in Accounting from the University of North Carolina in Chapel Hill, as well as a Juris Doctor degree from the Law School at the University of North Carolina in Chapel Hill. Mr. Coats joined the Adviser in 1994 and was named a co-manager of the Fund in July 2003. Mr. Coats has a Bachelor of Science degree and a Masters of Business Administration from the University of South Carolina. Messrs. Carr and Coats have studied and applied value investing techniques and use the same value-oriented philosophy to manage the Fund as they use to manage the Adviser's other accounts. Ms. Phillips has a degree in Business Administration from the University of Tennessee and is a Chartered Financial Analyst. Prior to joining the Adviser in 2003, Ms. Phillips was a partner, research analyst and registered representative with Coker & Palmer (a registered broker-dealer).

The  SAI  contains   additional   information  about  the  portfolio   managers'
compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of Fund shares.

--------------------------------------------------------------------------------
FUND MANAGEMENT
--------------------------------------------------------------------------------

COMMONLY ASKED QUESTIONS ABOUT OAK VALUE

OAK VALUE IS A VALUE MANAGER USING A BOTTOM-UP INVESTMENT PROCESS. HOW DOES OAK VALUE DEFINE VALUE?

Oak Value's philosophy is strongly influenced by the teachings of Benjamin Graham and Warren Buffett. Half a century ago, Graham introduced the principles which have become the foundation for many successful value investors: (1) OWN EQUITIES; (2) VIEW THEM AS BUSINESSES; (3) ALWAYS REQUIRE A MARGIN OF SAFETY; AND (4) MAINTAIN THE APPROPRIATE PERSPECTIVE ON THE MARKET. These principles have maintained their validity, but their application has varied from one value investor to the next. Oak Value looks for companies that produce predictable, growing excess cash flow and that have managements which have demonstrated their ability to redeploy that capital for the long-term benefit of shareholders. Further, Oak Value believes that the market is not a perfect reflection of a company's value, but merely an auction clearinghouse subject to emotional swings by its participants. Oak Value defines this philosophy as investing in GOOD BUSINESSES WITH GOOD MANAGEMENT AT ATTRACTIVE PRICES.

HOW DOES OAK VALUE DETERMINE THE INTRINSIC VALUE OF A COMPANY?

Oak Value believes the true intrinsic value of a business is based on the present value of the future cash flows the company can generate. Oak Value's work is focused on fine tuning the inputs into its valuation equation. The first step is to determine whether a specific company is a business Oak Value would like to own based on the economics and competitive characteristics of the industry and the company's positioning within the industry. Further qualitative analysis is given to the company's position relative to its customers, suppliers, competitors and substitute products. This qualitative analysis serves a very important role in the determination of the inputs into the quantitative analysis. Oak Value's focus on this broader approach to research and analysis is driven by the belief that a business must be understood before it can be valued.



WHAT IS OAK VALUE'S SELL DISCIPLINE?

It is often just as difficult to sell a business as it is to buy a business. Oak Value typically sells businesses for one of three reasons:

o     A price target is met on a relative or absolute basis.

o Oak Value has identified a better opportunity with a greater margin of safety.

o     There is a change in the fundamentals of the business.

--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING OF FUND SHARES

--------------------------------------------------------------------------------
HOW NAV IS CALCULATED

The NAV is calculated by adding the total value of the Fund's investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Fund:

                                      NAV =
                           Total Assets - Liabilities
                           --------------------------
                                Number of Shares
                                   Outstanding

Per share net asset value ("NAV") for the Fund is determined and its shares are priced at the close of regular trading on the New York Stock Exchange ("NYSE"), normally at 4:00 p.m. Eastern time. Shares are not priced on days the NYSE is closed for trading (i.e., weekends and certain holidays).

Your order for the purchase or sale of shares is priced at the next NAV calculated after it is received in good order by the Fund. This is what is known as the offering price.

The Fund's investments and other assets are valued daily at their current market value, unless market quotations are not available, in which case securities will be valued in good faith at fair value under procedures approved by the Fund's Trustees. The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and, therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were actually available.

AUTOMATED TELEPHONE SERVICES:

The Fund Voice Response System (1-800-622-2474) is your hotline to account balance, performance and price information on your Fund Account. This 24-hour-a-day service is available through your touch-tone telephone. Shareholder Service Representatives are available to answer any questions between the hours of 8:30 a.m. - 5:30 p.m. Eastern time, Monday through Friday.

WEBSITE--WWW.OAKVALUEFUND.COM

The Oak Value Fund website offers the following sections:

o About Oak Value--Learn more about Fund philosophy, history, and investment approach

o     Latest & Greatest--Recent publications and press on the Oak Value Fund


o Facts and Figures--Performance, distribution information, fact sheets, request or download a prospectus, applications, reports and more


o E-mail List--When we release updated information (e.g., periodic shareholder communications, research pieces, factual information about the Fund, prospectus updates, etc.), we make that information available in hard copy form and simultaneously post it on our website. These notifications can be sent to you via e-mail by completing the form on the "Mailing List" section of the site.

--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PURCHASING AND ADDING TO YOUR SHARES

You may purchase shares directly from the Fund or through accounts with broker-dealers or other financial intermediaries. These intermediaries may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares.** If you purchase shares through a broker-dealer or other financial intermediary, the intermediary may have an earlier cut-off time for purchase and sale requests. Consult your investment representative for specific information.

                                                    MINIMUM INVESTMENT
ACCOUNT TYPE                                   INITIAL*         SUBSEQUENT*

Regular Account                                 $2,500             $100
--------------------------------------------------------------------------------
Retirement Plan Account                         $1,000             $100
--------------------------------------------------------------------------------
Automatic Investment Plan                       $2,500             $100
--------------------------------------------------------------------------------

All purchases must be in U.S. dollars and checks must be drawn on U.S. financial institutions. A fee will be charged for any checks that do not clear. The Fund does not accept cash, drafts, "starter" checks, travelers checks, credit card checks, post-dated checks, cashier's checks under $10,000, or money orders. In addition, to protect the Fund from check fraud, the Fund does not accept checks made payable to third parties. If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund.

The Fund may waive its minimum purchase requirement and may reject a purchase order if it considers it in the best interest of the Fund and its shareholders.

By sending your check to the Fund, please be aware that you are authorizing the Fund to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Fund receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Fund cannot post the transaction electronically, you authorize the Fund to present an image copy of your check for payment.

* The minimum initial and subsequent amounts do not apply to accounts of the Trustees, officers, employees of the Fund or certain related parties.

** Certain broker-dealers and other financial intermediaries are authorized to accept purchase and redemption requests for Fund shares and may also designate other organizations to act in this capacity. Purchase and redemption requests are normally executed at the NAV next determined after the intermediary receives the request in good order. These broker-dealers and other financial intermediaries may charge you transaction fees on purchases of Fund shares and may impose other charges, restrictions or account options that differ from those applicable to shareholders who purchase shares directly from the Fund. These intermediaries may be the shareholders of record for your shares. These intermediaries are responsible for transmitting requests and delivering funds on a timely basis. The Fund is not responsible for ensuring that the intermediaries carry out their obligations to their customers.

--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

                                PURCHASING AND ADDING TO YOUR SHARES - CONTINUED

INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT

If purchasing through a broker-dealer or other financial intermediary, ask your investment representative for purchase procedures. For all other purchases, follow the instructions below.

--------------------------------------------------------------------------------
BY MAIL                     Initial Investment:

                            1. Carefully read and complete the application. Establishing your account privileges now saves you the inconvenience of having to add them later.

                            2.  Make check payable to "The Oak Value Fund."

                            3. Mail to: The Oak Value Fund, P.O. Box 46707, Cincinnati, OH 45246-0707

                            Subsequent Investment:

                            1. Use the investment slip attached to your account statement, or, if unavailable,

                            2.  Include the following information:

                            o  The Oak Value Fund   o  Account name

                            o  Amount invested      o  Account number

                            Include your account number on your check.

                            3.  Mail to:  The Oak Value  Fund,  P.O.  Box 46707,
                                Cincinnati, OH 45246-0707
--------------------------------------------------------------------------------
BY OVERNIGHT SERVICE        See    instructions   1-2   above   for   subsequent
                            investments,  and send to: The Oak Value  Fund,  c/o
                            Ultimus Fund Solutions,  225 Pictoria  Drive,  Suite
                            450, Cincinnati, OH 45246.
--------------------------------------------------------------------------------
ELECTRONIC PURCHASES        Your financial  institution  must participate in the
                            Automated  Clearing House (ACH) and must be a United
NOTE: YOUR FINANCIAL        States bank.
INSTITUTION MAY CHARGE A
FEE FOR THIS SERVICE.       Select  the  electronic   purchase  option  on  your
                            account  application  or call  1-800-622-2474.  Your
                            account  can  generally  be set  up  for  electronic
                            purchases within 10 business days.
--------------------------------------------------------------------------------
BY WIRE TRANSFER            For initial and subsequent investments:

NOTE: YOUR FINANCIAL        Call  the  Fund  at  1-800-622-2474  to  obtain  the
INSTITUTION MAY CHARGE A    necessary  information  to instruct  your  financial
WIRE TRANSFER FEE.          institution to wire transfer your investment.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ELECTRONIC VS. WIRE TRANSFER

Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through the Automated Clearing House (ACH). ACH transactions usually clear within two or three days but may take up to eight business days to clear.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

                                PURCHASING AND ADDING TO YOUR SHARES - CONTINUED

CONFIRMATIONS, STATEMENTS, AND SHAREHOLDER REPORTS

Each time you purchase or redeem shares, you will receive a confirmation of the transaction. At the end of the calendar quarter, you will receive a statement that will include complete information on activity in your account during that quarter. At the end of each year your statement will include detailed information on all transactions for that year. You should save the year-end statement for tax purposes. In addition, the Fund provides shareholder reports for the periods ending June 30 (audited) and December 31 (unaudited) in printed form to each shareholder. These reports are also available via the website (www.oakvaluefund.com). Interim quarterly manager commentary reports are also available upon request and are posted each quarter to the website.

You may receive e-mail notifications of these report postings as well as other publications (e.g., periodic shareholder communications, research pieces, factual information about the Fund, prospectus updates, etc.) by filling in the form on the "Mailing List" section of the Oak Value Fund website. Notifications of these postings do not replace the hard copy regulatory material that you will receive via U.S. postal mail.

INDIVIDUAL RETIREMENT ACCOUNT (IRA)

If you have earned income or are entitled to certain distributions from eligible retirement plans, you may make or authorize contributions to your own Individual Retirement Account. Traditional IRA, Roth IRA, Coverdell ESA and SIMPLE IRA Plans are available to shareholders.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund is designed as a long-term investment and not as a frequent or short-term trading ("market timing") option. The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares. Accordingly, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Fund. The Fund, through its service providers, monitors shareholder trading activity to ensure it complies with the Fund's policies. The Fund prepares reports illustrating purchase and redemption activity to detect market timing activity. In addition to monitoring shareholder activity, the Board of Trustees has implemented a 2% redemption fee on redemptions within 90 days of purchase. These actions, in the Board's opinion, should help reduce the risk of abusive trading in the Fund. In addition, the Fund also reserves the right to reject any purchase request that it believes to be market timing or potentially disruptive in nature. If your purchase order is rejected, you will be responsible for any resulting loss or fees imposed by your financial institution. The Fund may also modify any terms or conditions of purchase of Fund shares or withdraw all or any part of the offering made by this prospectus. The Fund believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Adviser to implement the Fund's investment strategies. In addition to being disruptive, the risks to the Fund presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the Fund's ability to maximize investment return; and potentially diluting the value of the Fund's shares. These risks can have an adverse affect on the Fund's performance. The Fund relies on intermediaries to help enforce its market timing policies. For example, intermediaries must determine when a redemption occurs within 90 days of a

--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

                                PURCHASING AND ADDING TO YOUR SHARES - CONTINUED

purchase. The Fund reserves the right to reject any order placed from an omnibus account. Although the Fund has taken these steps to discourage frequent purchases and redemptions of shares, the Fund cannot guarantee that such trading will not occur.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

o     Name;

o     Date of birth (for individuals);

o Residential or business street address (although post office boxes are still permitted for mailing); and

o     Social  security  number,   taxpayer   identification   number,  or  other
      identifying number.

You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

EFFECTIVE OCTOBER 1, 2003, FEDERAL LAW PROHIBITS THE FUND AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

You can add to your account by using the convenient options described below. The Fund reserves the right to change or eliminate these privileges at any time with 60 days' notice.

AUTOMATIC INVESTMENT PLAN

You can make automatic investments in the Fund from your bank account. Automatic investments can be as little as $100, once you've invested the minimum initial amount required to open the account.

To invest regularly from your bank account:

o     Complete   the   Automatic   Investment   Plan  portion  on  your  Account
      Application.

      Make sure you note:

      o     Your bank name, address and account number and ABA routing number

      o     The amount you wish to invest automatically (minimum $100)

      o How often you want to invest (monthly on the 15th or the last business day of the month, or both)

o     Attach a voided personal check.

--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

SELLING YOUR SHARES

You may sell your shares at any time. Your sales price will be the next NAV after your sell order is received in good order by the Fund. We reserve the right to delay sending out your proceeds for up to seven days (this generally only applies to very large sales without notice, excessive trading, or during unusual market conditions).

--------------------------------------------------------------------------------

      WITHDRAWING MONEY FROM YOUR FUND INVESTMENT

      As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

--------------------------------------------------------------------------------

INSTRUCTIONS FOR SELLING SHARES

If you are selling your shares through a broker-dealer or other financial intermediary, ask your investment representative for redemption procedures. Your financial intermediary may have transaction minimums and/or transaction times, which will affect your redemption. For all other sales transactions, follow the instructions below.

The request must be received by the Fund before the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, to receive that day's NAV.

--------------------------------------------------------------------------------
BY TELEPHONE                Call  1-800-622-2474  with  instructions  on how you
(unless you have declined wish to receive your funds (mail, wire, electronic telephone sales privileges) transfer). (See "General Policies on Selling
                            Shares--Verifying Telephone Redemptions" below)
--------------------------------------------------------------------------------
BY MAIL                     1.  Call  1-800-622-2474 to request redemption forms
(See "General Policies on       (if your  account is an IRA or  another  form of
Selling Shares--                retirement   plan)   or   write  a   letter   of
Redemptions in Writing          instruction indicating:
Required" below)
                                o   Fund name,  account number,  social security
                                    number and account registration

                                o   amount you wish to redeem

                                o   address where your check should be sent

                                o   account owner(s) signature

                            2.  Mail to:           The Oak Value Fund
                                                   P.O. Box 46707
                                                   Cincinnati, OH 45246-0707
--------------------------------------------------------------------------------
BY OVERNIGHT SERVICE        See instruction 1      The Oak Value Fund
(See "General Policies on   above, and Send to:    c/o Ultimus Fund Solutions
Selling Shares-Redemptions                         225 Pictoria Drive, Suite 450
in Writing Required" below)                        Cincinnati, OH 45246
--------------------------------------------------------------------------------
ELECTRONIC REDEMPTIONS      Your financial  institution  must participate in the
NOTE: YOUR FINANCIAL        Automated  Clearing House (ACH) and must be a United
INSTITUTION MAY CHARGE A    States bank.
FEE FOR THIS SERVICE.
                            Call   1-800-622-2474   to  request  an   electronic
                            redemption.  If you call by 4 p.m. Eastern time, the
                            NAV of your shares will  normally be  determined  on
                            the same day.
--------------------------------------------------------------------------------
WIRE TRANSFER               Call  1-800-622-2474 to request a wire transfer.  If
(you must elect this option you call by 4 p.m.  Eastern time, your proceeds will
on your application)        normally be wired to your  financial  institution on
                            the next business day.
NOTE: YOUR FINANCIAL
INSTITUTION MAY CHARGE A
WIRE TRANSFER FEE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

                                                 SELLING YOUR SHARES - CONTINUED

AUTOMATIC WITHDRAWAL PLAN

You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $100.

To activate this feature:

o Send a written request to Oak Value Fund, P.O. Box 45246, Cincinnati, OH 45246-0707, or call 1-800-622-2474.

o     Your account must have a value of $10,000 or more to start withdrawals.

GENERAL POLICIES ON SELLING SHARES

REDEMPTION FEE

A redemption fee of 2% will be deducted from the proceeds of Fund shares redeemed within 90 days of the date of purchase. The redemption fee is paid to the Fund to offset transaction costs and other expenses associated with short-term trading activity. The Fund also charges a redemption fee to discourage market timing by those shareholders initiating redemptions to take advantage of short-term market movements. No redemption fee will be imposed on the redemption of shares representing reinvested dividends or capital gains distributions. The redemption fee also will not be assessed on the redemption of shares held through qualified retirement plans. IN DETERMINING WHETHER THE REDEMPTION FEE IS APPLICABLE TO A PARTICULAR REDEMPTION, SHARES HELD FOR THE LONGEST PERIOD OF TIME WILL BE SOLD FIRST.

WRITTEN REDEMPTION AND SIGNATURE GUARANTEE REQUIREMENTS

Each of the following situations requires that you request your redemption in writing and provide a SIGNATURE GUARANTEE(1):

o     Redemptions having a value of more than $50,000 over any 30-day period

o Your account address has changed via telephonic or faxed request within the last 30 days

o     The check is not being mailed to the address on your account

o     The check is not being made payable to the owner(s) of the account

o The redemption proceeds are being transferred to another Fund account with a different registration

o The redemption proceeds are being wired to a bank account other than the account designated on your application.

----------------------------------
(1) A signature guarantee is a certification of your signature. The Fund requires that you include a signature guarantee with certain types of correspondence to us. This protects your account by ensuring that the signature on the instruction is authentic. The Fund will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which participates in the STAMP Medallion program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. Members of STAMP are subject to dollar limitations which must be considered when requesting their guarantee. The Fund may reject any signature guarantee if it believes the transaction would otherwise be improper.

--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

                                  GENERAL POLICIES ON SELLING SHARES - CONTINUED

VERIFYING TELEPHONE REDEMPTIONS

The Fund makes every effort to ensure that telephone redemptions are only made by authorized persons. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders which are not detected by the use of reasonable precautions.

REDEMPTIONS WITHIN 15 DAYS OF INITIAL INVESTMENT

When you have made your initial or subsequent investments by check or ACH, proceeds of your redemption will be delayed until the check has cleared (which may require up to 15 days). You can avoid this delay by purchasing shares via a federal funds wire.

REDEMPTION IN KIND

The Fund reserves the right to make payment in securities rather than cash, known as a "redemption in kind," for amounts redeemed by a shareholder, in any 90-day period, in excess of $250,000 or 1% of Fund net assets, whichever is less. If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

REFUSAL OF REDEMPTION REQUEST

Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders.

CLOSING OF SMALL ACCOUNTS

If your account falls below $1,000 as a result of redemptions, the Fund may ask you to increase your balance. If it is still below $1,000 two months after the request, the Fund may close your account and send you the proceeds.

UNDELIVERABLE REDEMPTION CHECKS

For any shareholder who chooses to receive distributions in cash: If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund as of the cancellation date.

--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS, DISTRIBUTIONS AND TAXES

Any income the Fund receives is paid out semi-annually, less expenses, to its shareholders as dividends. Any net capital gains for the Fund are distributed at least annually. There is no fixed dividend rate and there can be no assurance as to payment of any dividends or the realization of any gains.

You can choose from three distribution options:

o     Reinvest all distributions in additional Fund shares

o Receive dividends from net investment income in cash while reinvesting capital gains distributions in Fund shares

o     Receive all distributions in cash

All dividends and distributions will be automatically reinvested at net asset value unless you request otherwise.

DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU'VE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT WILL BE RETURNED TO YOU IN THE FORM OF A DISTRIBUTION.

Distributions of net capital gains are generally taxable as long-term capital gains. Income dividends and distributions of short-term capital gains, if any, will be generally taxable as ordinary income, except that income dividends that qualify as qualified dividend income are taxable at net capital gains rates. Taxes on capital gains by the Fund will vary with the length of time the Fund has held the security--NOT how long you have had your money invested in the Fund.

Dividends are taxable in the year in which they are declared, even if they appear on your account statement the following year. Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

A redemption of your shares in the Fund is a taxable event on which you may realize a gain or loss.

If you are investing in the Fund through a traditional IRA or other tax-deferred account, your dividends and distributions will not be taxed at the time they are paid, but instead at the time you withdraw them from your account.

You will be notified in January each year about the federal tax status of distributions made by the Fund. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

Foreign shareholders may be subject to special withholding requirements. Consult your tax advisor about the federal, state and local tax consequences in your particular circumstances.

--------------------------------------------------------------------------------
AVOID TAX WITHHOLDING

The Fund is required to withhold a percentage, at the applicable withholding rate, of taxable dividends and capital gains distributions paid to shareholders who have not provided the Fund with their Taxpayer Identification Number and certain certifications. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended June 30, 2007 has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. Information for the fiscal years ended prior to June 30, 2007 was audited by other independent auditors.

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                           YEAR            YEAR            YEAR            YEAR            YEAR
                                           ENDED           ENDED           ENDED           ENDED           ENDED
                                          JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,
                                           2007            2006            2005            2004            2003
                                         ---------       ---------       ---------       ---------       ---------
Net asset value at beginning
 of year                                 $   28.00       $   30.82       $   29.02       $   25.58       $   24.92
                                         ---------       ---------       ---------       ---------       ---------
Income (loss) from investment
operations:
Net investment income (loss)                 (0.05)           0.08           (0.12)          (0.15)          (0.07)
Net realized and unrealized
 gains (losses) on investments                6.61           (0.60)           1.92            3.59            0.73
                                         ---------       ---------       ---------       ---------       ---------
Total from investment
 operations                                   6.56           (0.52)           1.80            3.44            0.66
                                         ---------       ---------       ---------       ---------       ---------
Less distributions:
From net investment income                   (0.00)(A)       (0.08)             --              --              --
From net realized gains
 from security transactions                  (8.77)          (2.22)             --              --              --
                                         ---------       ---------       ---------       ---------       ---------
Total distributions                          (8.77)          (2.30)             --              --              --
                                         ---------       ---------       ---------       ---------       ---------
Proceeds from redemption
 fees collected                               0.01            0.00(A)         0.00(A)         0.00(A)           --
                                         ---------       ---------       ---------       ---------       ---------
Net asset value at end of year           $   25.80       $   28.00       $   30.82       $   29.02       $   25.58
                                         =========       =========       =========       =========       =========

Total return(B)                             25.03%          (1.66%)          6.20%          13.45%           2.65%
                                         =========       =========       =========       =========       =========
Net assets at end of
 year (000's)                            $ 142,339       $ 201,024       $ 248,782       $ 259,488       $ 272,582
                                         =========       =========       =========       =========       =========
Ratio of expenses to
 average net assets                          1.35%           1.29%           1.25%           1.25%           1.36%

Ratio of net investment income
  (loss) to average net assets              (0.16%)          0.24%          (0.39%)         (0.52%)         (0.33%)

Portfolio turnover rate                        44%             29%             29%             24%             28%

(A)   Amount rounds to less than $0.01 per share.

(B) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

OAK VALUE TRUST

INVESTMENT ADVISER
Oak Value Capital Management, Inc.
University Tower
3100 Tower Boulevard, Suite 700
Durham, North Carolina 27707
1-800-680-4199
www.oakvaluefund.com

BOARD OF TRUSTEES
C. Russell Bryan
Larry D. Coats, Jr.
John M. Day
Joseph T. Jordan, Jr.
Charles T. Manatt, Esq.


INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Briggs, Bunting & Dougherty, LLP
Two Penn Center, Suite 820
Philadelphia, Pennsylvania 19102


LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, D.C. 20004

TRANSFER AGENT
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707



                                ------------------------------------------
                                QUESTIONS?
TICKER SYMBOL: OAKVX            CALL 1-800-622-2474
                                (8:30 A.M. - 5:30 P.M. EASTERN TIME)
NO SALES CHARGES                OR CONTACT YOUR INVESTMENT
NO 12B-1 FEES                   REPRESENTATIVE.
                                ------------------------------------------

FOR MORE INFORMATION

For more information about the Fund, the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS:

The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI.

--------------------------------------------------------------------------------
YOU CAN GET FREE COPIES OF THE ANNUAL AND SEMI-ANNUAL REPORTS AND THE SAI, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE OAK VALUE FUND BY CONTACTING A PARTICIPATING FINANCIAL INSTITUTION THAT SELLS THE FUND, OR BY
CONTACTING:

                               THE OAK VALUE FUND
                                 P.O. BOX 46707
                          CINCINNATI, OHIO 45246-0707
                           TELEPHONE: 1-800-622-2474
                          HTTP://WWW.OAKVALUEFUND.COM
--------------------------------------------------------------------------------

You can review and copy the Fund's annual and semi-annual reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

o For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by calling 1-202-551-8090, or by electronic request, by e-mailing the SEC at the following address: publicinfo@sec.gov.

o     Free  from  the   EDGAR   database   on  the   Commission's   Website   at
      http://www.sec.gov.

Only one copy of a prospectus or an annual or semi-annual report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a prospectus or an annual or semi-annual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.


(Investment Company Act file no. 811-9000)

                       STATEMENT OF ADDITIONAL INFORMATION

                                 OAK VALUE FUND


                                November 1, 2007


                                   A series of
                                 OAK VALUE TRUST
                         3100 Tower Boulevard, Suite 700
                          Durham, North Carolina 27707
                            Telephone 1-800-622-2474

                                TABLE OF CONTENTS

FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS ............................ 2
INVESTMENT LIMITATIONS........................................................ 6
TRUSTEES AND OFFICERS......................................................... 8
CODE OF ETHICS................................................................12
INVESTMENT ADVISER............................................................12
ADMINISTRATOR.................................................................14
DISTRIBUTOR...................................................................15
OTHER SERVICE PROVIDERS.......................................................16
OTHER FUND COSTS..............................................................16
PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................16
SPECIAL SHAREHOLDER SERVICES..................................................18
PURCHASE OF SHARES............................................................19
REDEMPTION OF SHARES..........................................................20
NET ASSET VALUE DETERMINATION.................................................20
ADDITIONAL TAX INFORMATION....................................................21
GENERAL INFORMATION ABOUT THE TRUST...........................................23
CALCULATION OF PERFORMANCE DATA...............................................26
FINANCIAL STATEMENTS AND REPORTS..............................................29
DESCRIPTION OF BOND RATINGS (APPENDIX A) .....................................30
PROXY VOTING POLICIES AND PROCEDURES (APPENDIX B) ............................33

      This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of the Oak Value Fund dated November 1, 2007. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained by contacting the Fund, at the address and phone number shown above, at no charge.

                FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS

      The Oak Value Fund (the "Fund") is a no-load, diversified series of Oak Value Trust, a registered open-end management investment company commonly known as a "mutual fund." Oak Value Trust (the "Trust") was organized as a Massachusetts business trust on March 3, 1995. The Fund's investment objective is to seek capital appreciation, and this objective cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. The investment objective and policies of the Fund, including the Fund's main investment strategies, are further described in the Prospectus. The Fund is not managed to limit or control the effect of taxes on performance. However, in deciding what securities to buy or sell for the Fund, Oak Value Capital Management, Inc. (the "Adviser") may consider the income tax implications of those decisions on Fund shareholders.

      The following discussion supplements that found in the Prospectus and contains more detailed information about certain instruments in which the Fund may invest and a summary of related risks. Certain capitalized terms used in this Statement of Additional Information are defined in the Prospectus.

ADDITIONAL PERMITTED INVESTMENTS

      DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments and money market fund shares may be purchased for temporary defensive purposes, in an amount up to 100% of the Fund's assets (provided that the investment in money market fund shares does not exceed the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act")), when the Adviser believes the prospect for capital appreciation in the equity securities markets is not attractive. In addition, money market instruments and money market fund shares will typically represent a portion of the Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund. Money market instruments mature in thirteen months or less from the date of purchase and may include U.S. Government Securities (defined below) and corporate debt securities (including those subject to repurchase agreements), bankers' acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand Master Notes). At the time of purchase, money market instruments will have a short-term rating in the highest category from any nationally recognized statistical rating organization ("NRSRO") or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated in the three highest categories of any NRSRO or, if not so rated, of equivalent quality in the Adviser's opinion.

      BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers'Acceptance, therefore, carries the full faith and credit of such bank.

      A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more.

      COMMERCIAL PAPER is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any NRSRO or, if not rated, the issuer must have an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser's assessment. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

      The Fund may invest in MONEY MARKET FUND SHARES within the limits prescribed by the 1940 Act. As a shareholder of a money market fund, the Fund will bear its pro rata portion of the expenses of such money market fund, including advisory fees. These expenses will be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations, and may represent a duplication of fees to shareholders of the Fund.

      REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities or other high-grade debt securities subject to repurchase agreements. The Fund will not enter into a repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

      The majority of these transactions run day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the 1940 Act. The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times at least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian either directly or through a securities depository.

      U.S. GOVERNMENT SECURITIES. The Fund may invest a portion of its assets in U.S. Government Securities, which include direct obligations of the U.S.
Treasury, securities guaranteed as to interest and principal by the U.S. Government, such as Government National Mortgage Association certificates, as well as securities issued or guaranteed as to interest and principal by U.S. Government authorities, agencies and instrumentalities such as the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Federal Home Administration, Federal Farm Credit Bank, Federal Home Loan Bank, Student Loan Marketing Association, Resolution Funding Corporation, Financing Corporation, and Tennessee Valley Authority. U.S. Government Securities may be acquired subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government Securities held by the Fund or to the Fund's shares.

      FOREIGN SECURITIES. The Fund may invest in foreign securities if the Adviser believes such investment would be consistent with the Fund's investment objective. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again. The Fund may invest in foreign issuers directly or through the purchase of AMERICAN DEPOSITORY RECEIPTS ("ADRS"). ADRs, which are traded domestically, are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency. Direct investments in foreign securities will generally be limited to foreign securities traded on foreign securities exchanges.

      ILLIQUID INVESTMENTS. The Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid securities before maturity may be time consuming and expensive, and it may be difficult or impossible for the Fund to sell illiquid securities promptly at an acceptable price.

      FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until the settlement date, cash or liquid securities in an amount sufficient to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case the Fund could incur a short-term gain or loss.

      SHORT SALES "AGAINST THE BOX." The Fund may sell securities short "against the box." Selling securities short involves selling securities the seller (e.g., the Fund) has borrowed in anticipation of a decline in the market price of such securities. A short sale is "against the box" if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities that are sold short. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of the replacement. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

      WRITING COVERED CALL OPTIONS. When the Adviser believes that individual portfolio securities are approaching the Adviser's growth and price expectations, covered call options (calls) may be written (sold) against such securities. If the Fund writes a call, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified price ("strike price") by a future date ("exercise date"). To terminate its obligation on a call the Fund has written, it may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written.

      The Fund may also realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well. If a call written by the Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over the exercise price plus the premium received. The Fund writes options only for hedging purposes and not for speculation where the aggregate value of the underlying obligations will not exceed 25% of the Fund's net assets. If the Adviser is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of the option, the Fund will lose the opportunity for further appreciation of that security.

      Profits on closing purchase transactions and premiums on lapsed calls written are considered capital gains for financial reporting purposes and are short term gains for federal income tax purposes. When short-term gains are distributed to shareholders, they are taxed as ordinary income. If the Fund desires to enter into a closing purchase transaction, but there is no market when it desires to do so, it would have to hold the securities underlying the call until the call lapses or until the call is exercised. The writing of call options by the Fund is subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Therefore the number of calls the Fund may write (or purchase in closing transactions) may be affected by options written or held by other entities, including other clients of the Adviser. An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions.

      WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

      BORROWING. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and may increase this limit to 33?% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowing. The Fund will not make any additional investments while borrowings are outstanding.

      PORTFOLIO TURNOVER. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that the Fund's annual portfolio turnover rate will generally not exceed 100%. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio turnover affects brokerage costs of the Fund and may have an impact on the total amount of taxable distributions to shareholders.

                             INVESTMENT LIMITATIONS

      The Fund has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding voting shares of the Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of the Fund means the lesser of: (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

      Under these fundamental limitations, the Fund MAY NOT:

      (1) Purchase more than 10% of the outstanding voting securities or any class of securities of any one issuer;

      (2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to this limitation);

      (3) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests that might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

      (4) Invest for the purpose of exercising control or management of another issuer;

      (5) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

      (6) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

      (7) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

      (8) Make short sales of securities or maintain a short position, except short sales "against the box." (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

      (9) Participate on a joint or joint and several basis in any trading account in securities;

      (10) Make loans of money or securities, except that the Fund may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days, together with other securities which are not readily marketable, are limited to 10% of the Fund's net assets);

      (11) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors);

      (12) Write, purchase or sell commodities, commodities contracts, futures contracts or related options; or

      (13) Invest more than 5% of the value of its net assets in warrants, valued at the lower of cost or market; included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange; warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

      Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 3, above), the Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

                              TRUSTEES AND OFFICERS

      BOARD RESPONSIBILITIES. Under the laws of the Commonwealth of Massachusetts, the management and affairs of the Trust are supervised by the Trustees. The Trustees have approved contracts under which, as described below, certain companies provide essential management services to the Trust.

      OFFICERS AND INTERESTED TRUSTEES. The table below sets forth certain information about each of the Trust's Interested Trustees, who are indicated by an asterisk, as well as its executive officers.


----------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                 TERM OF                                  PORTFOLIOS       OTHER
                               POSITION(S)      OFFICE AND                                  IN FUND    DIRECTORSHIPS(1)
                             HELD WITH TRUST    LENGTH OF      PRINCIPAL OCCUPATION(S)      COMPLEX       HELD BY
  NAME, ADDRESS, AND AGE                       TIME SERVED       DURING PAST 5 YEARS       OVERSEEN       TRUSTEE
----------------------------------------------------------------------------------------------------------------------
Larry D. Coats, Jr.*             Trustee      Indefinite;     President, Chief Executive       1            None
3100 Tower Boulevard          and President   Since:          Officer and Senior
Suite 700                                     July 2003       Portfolio Manager with Oak
Durham, NC 27707                                              Value Capital Management,
Age: 47                                                       Inc.; prior to July 2003,
                                                              Executive Vice President
                                                              and Portfolio Manager with
                                                              Oak Value Capital
                                                              Management, Inc.
----------------------------------------------------------------------------------------------------------------------
Robert G. Dorsey             Vice President   Indefinite;     For more than the past           1
225 Pictoria Drive                            Since:          five years, Managing
Suite 450                                     June 2003       Director of Ultimus Fund
Cincinnati, OH 45246                                          Solutions, LLC and
Age: 50                                                       Ultimus Fund
                                                              Distributors, LLC
----------------------------------------------------------------------------------------------------------------------
Margaret C. Landis           Vice President   Indefinite;     Senior Vice President,           1
3100 Tower Boulevard                          Since:          Chief Compliance Officer,
Suite 700                                     May 2007        Treasurer and Secretary
Durham, NC 27707                                              of Oak Value Capital
Age: 49                                                       Management, Inc.; prior
                                                              to December 2003, Vice
                                                              President, Director of
                                                              Compliance, Treasurer and
                                                              Secretary with Oak Value
                                                              Capital Management, Inc.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                                 TERM OF                                  PORTFOLIOS       OTHER
                               POSITION(S)      OFFICE AND                                  IN FUND    DIRECTORSHIPS(1)
                             HELD WITH TRUST    LENGTH OF      PRINCIPAL OCCUPATION(S)      COMPLEX       HELD BY
  NAME, ADDRESS, AND AGE                       TIME SERVED       DURING PAST 5 YEARS       OVERSEEN       TRUSTEE
----------------------------------------------------------------------------------------------------------------------
Mark J. Seger                 Treasurer and   Indefinite;     For more than the past           1
225 Pictoria Drive                Chief       Since:          five years, Managing
Suite 450                      Compliance     June 2003       Director of Ultimus Fund
Cincinnati, OH 45246             Officer                      Solutions, LLC and
Age: 45                                                       Ultimus Fund
                                                              Distributors, LLC
----------------------------------------------------------------------------------------------------------------------
John F. Splain                  Secretary     Indefinite;     For more than the past           1
225 Pictoria Drive                            Since:          five years, Managing
Suite 450                                     June 2003       Director of Ultimus Fund
Cincinnati, OH 45246                                          Solutions, LLC and
Age: 51                                                       Ultimus Fund
                                                              Distributors, LLC
----------------------------------------------------------------------------------------------------------------------

* Mr. Coats may be deemed to be an "interested person," as defined by the 1940 Act, because of his employment with Oak Value Capital Management, Inc., the investment adviser to the Trust.

(1) Represents directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

      INDEPENDENT TRUSTEES. The following table sets forth certain information about the Trust's Independent Trustees.

------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF
                                                TERM OF                               PORTFOLIOS        OTHER
                              POSITION(S)      OFFICE AND           PRINCIPAL           IN FUND    DIRECTORSHIPS(1)
                               HELD WITH       LENGTH OF          OCCUPATION(S)         COMPLEX        HELD BY
  NAME, ADDRESS, AND AGE         TRUST        TIME SERVED      DURING PAST 5 YEARS     OVERSEEN       TRUSTEE
------------------------------------------------------------------------------------------------------------------
C. Russell Bryan                Trustee      Indefinite;     For more than the past        1            None
121 W. Trade Street                          Since:          five years, Managing
Suite 3000                                   May 1995        Director of Brookwood
Charlotte, NC 28202                                          Associates, L.L.C. (an
Age: 47                                                      investment banking
                                                             firm)
------------------------------------------------------------------------------------------------------------------
John M. Day                     Trustee      Indefinite;     For more than the             1            None
5151 Glenwood Avenue                         Since:          past five years,
Raleigh, NC 27612                            May 1995        Managing Partner of
Age: 53                                                      KDI Capital Partners,
                                                             LLC (an investment
                                                             firm)
------------------------------------------------------------------------------------------------------------------
Joseph T. Jordan, Jr.           Chairman     Indefinite;     For more than the             1        Director of
1816 Front Street             and Trustee    Since:          past five years,                         Cardinal
Suite 320                                    May 1995        President of Practice                   State Bank
Durham, NC 27705                                             Management Services,
Age: 61                                                      Inc. (a medical
                                                             practice management
                                                             firm)
------------------------------------------------------------------------------------------------------------------
Charles T. Manatt, Esq.         Trustee      Indefinite;     Founding Partner of           1        Director of
700 12th Street, NW                          Since:          Manatt, Phelps &                          FedEx
Suite 1100                                   February 2002   Phillips, LLP (a law                   Corporation
Washington, D.C.  20005                                      firm); from 1999 to
Age: 71                                                      2001, U.S. Ambassador to
                                                             the Dominican Republic
------------------------------------------------------------------------------------------------------------------


(1) Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of
      Section 15(d) of the Exchange Act.

      BOARD COMMITTEES. The Trustees have established the Audit Committee and the Governance, Nomination and Compensation Committee as standing committees of the Board. Messrs. Bryan, Day, Jordan and Manatt constitute the Trust's Audit Committee and Governance, Nomination and Compensation Committee.

o The Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants, the results of their year-end audit and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year. The Audit Committee has adopted an Audit Committee Charter which serves as a guideline in carrying out the above stated duties and responsibilities. The Audit Committee meets periodically, as necessary, and met two times during the most recently completed fiscal year.

o The Governance, Nomination and Compensation Committee is responsible for selecting and nominating any future Independent Trustees of the Trust, establishing the compensation paid to the Independent Trustees, and addressing fund governance issues on behalf of the Trust. The Governance, Nomination and Compensation Committee will consider shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's offices. The Governance, Nomination and Compensation Committee meets periodically as necessary, and met one time during the most recently completed fiscal year.


      TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2006.

=====================================================================================================================
                                                                            AGGREGATE DOLLAR RANGE OF SHARES OF ALL
                               DOLLAR RANGE OF FUND SHARES OWNED BY       REGISTERED INVESTMENT COMPANIES OVERSEEN BY
       NAME OF TRUSTEE                        TRUSTEE                      TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
=====================================================================================================================
C. Russell Bryan                           OVER $100,000                                 OVER $100,000

=====================================================================================================================
John M. Day                              $10,001 - $50,000                             $10,001 - $50,000

=====================================================================================================================
Joseph T. Jordan, Jr.                      OVER $100,000                                 OVER $100,000

=====================================================================================================================
Charles T. Manatt, Esq.                 $50,001 - $100,000                             $50,001 - $100,000

=====================================================================================================================
Larry D. Coats, Jr.                        OVER $100,000                                 OVER $100,000

=====================================================================================================================

      As of October 1, 2007, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 1.7% of the outstanding shares of the Fund.

OWNERSHIP IN THE FUND'S INVESTMENT ADVISER(1) OR DISTRIBUTOR(2) BY TRUSTEES WHO
   ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE FUND AS OF
                               DECEMBER 31, 2006

=========================================================================================================================
                          NAME OF OWNERS AND
                           RELATIONSHIPS TO                       TITLE OF CLASS OF       VALUE OF
   NAME OF TRUSTEE              TRUSTEE        NAME OF COMPANY        SECURITY           SECURITIES      PERCENT OF CLASS
=========================================================================================================================
C. Russell Bryan                  N/A                N/A                 N/A                NONE                N/A

=========================================================================================================================
John M. Day                       N/A                N/A                 N/A                NONE                N/A

=========================================================================================================================
Joseph T. Jordan, Jr.             N/A                N/A                 N/A                NONE                N/A

=========================================================================================================================
Charles T. Manatt, Esq.           N/A                N/A                 N/A                NONE                N/A

=========================================================================================================================

(1)   Oak Value Capital Management, Inc.
(2)   Ultimus Fund Distributors, LLC


      TRUSTEE COMPENSATION. Effective January 1, 2007, each Trustee of the Trust who is not an "interested person" of the Trust receives from the Trust an annual retainer of $12,000 (except that such retainer is $15,000 for the Chairman of the Board); a fee of $2,000 for attendance at each quarterly Board of Trustees meeting and a fee of $750 for attendence at each special Board of Trustees meeting; and a fee of $500 for attendance at each meeting of a committee of the Board of Trustees (except that such fee is $1,000 with respect to the committee chairman). The Trustees are reimbursed for all out-of-pocket expenses related to attendance at meetings. Trustees who are directors, officers or employees of the Adviser or the Distributor do not receive compensation from the Trust. The table below sets forth the compensation received by each Independent Trustee from the Trust during the fiscal year ended June 30, 2007.

------------------------------------------------------------------------------------------------------------------------
                                                           PENSION
                                                             OR
                                                         RETIREMENT                                   TOTAL COMPENSATION
                                   AGGREGATE          BENEFITS ACCRUED            ESTIMATED           PAID FROM FUND AND
                                 COMPENSATION           AS A PART OF           ANNUAL BENEFITS         FUND COMPLEX TO
     NAME OF TRUSTEE               FROM FUND            FUND EXPENSES         UPON RETIREMENT              TRUSTEES
------------------------------------------------------------------------------------------------------------------------
C. Russell Bryan                    $26,250                  -0-                     -0-                   $26,250

------------------------------------------------------------------------------------------------------------------------
John M. Day                         $26,250                  -0-                     -0-                   $26,250

------------------------------------------------------------------------------------------------------------------------
Joseph T. Jordan, Jr.               $28,500                  -0-                     -0-                   $28,500

------------------------------------------------------------------------------------------------------------------------
Charles T. Manatt, Esq.             $21,750                  -0-                     -0-                   $21,750

------------------------------------------------------------------------------------------------------------------------

                                 CODE OF ETHICS

      The Trust, the Adviser and the Distributor have each adopted a Code of Ethics ("Code") pursuant to Rule 17j-1 under the 1940 Act. Each Code applies to the personal investing activities of the trustees, directors, officers and certain employees ("access persons") of the Trust, the Adviser or the Distributor, as applicable. Rule 17j-1 and each Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Each Code permits access persons to engage in personal securities transactions and otherwise invest in securities, including securities that may be purchased or held by the Fund. Access persons are generally required to obtain approval before engaging in personal securities transactions and to report their personal securities transactions for monitoring purposes. Each Code is on file with the Securities and Exchange Commission (the "SEC"), and is available to the public.

                               INVESTMENT ADVISER

      The Adviser supervises the Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement, dated December 15, 2003, was subject to an initial two-year term, and thereafter is subject to annual approval by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.


      Compensation of the Adviser is at the annual rate of .90% of the Fund's average daily net assets. For the fiscal years ended June 30, 2007, 2006 and 2005, the Fund paid the Adviser advisory fees of $1,453,570, $2,101,022 and $2,258,904, respectively.


      The Adviser and its predecessor firm, Oak Value Partners, have been continuously registered as an investment adviser with the SEC since May 1991. The Adviser was organized as a North Carolina corporation in 1992. David R. Carr, Jr. and Larry D. Coats, Jr. are considered controlling shareholders of the Adviser. As affiliates of the Adviser, Messrs. Carr and Coats may directly or indirectly receive benefits from the advisory fees paid to the Adviser. In addition to acting as adviser to the Fund, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

      The Adviser provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Adviser determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objective and policies of the Fund as described herein and in the Prospectus. The Adviser places all securities orders for the Fund, determining which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions.

      The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares. The Adviser, from its own assets, including its legitimate profits from advisory fees received from the Fund, may make payments to broker-dealers and other financial institutions (each, an "Intermediary") for their expenses in connection with the distribution of Fund shares. These payments, which are subject to change without notice, range from an annual rate of 0.15% to 0.40% of assets invested in the Fund through such Intermediaries. These fees are in addition to any fees that may be paid by the Adviser and/or the Fund for services that are not distribution-related (such as recordkeeping, subaccounting and other shareholder or administrative services). While the payment of such compensation by the Adviser will not affect the expense ratio of the Fund, the receipt of (or prospect of receiving) the payments described above may provide an Intermediary or its salespersons with an incentive to favor sales of the Fund over sales of other mutual funds (or non-mutual fund investments) with respect to which the Intermediary or salesperson does not receive such payments or receives them in a lower amount.

PORTFOLIO MANAGERS

      The Fund's Portfolio Managers are David R. Carr, Jr. and Larry D. Coats, Jr. The Portfolio Managers are the Adviser's most senior investment professionals and serve on the Adviser's Investment Committee along with Christy
L. Phillips, the Adviser's Director of Research. The Adviser's Investment Committee is supported in its research activities by the Adviser's research team. Messrs. Carr and Coats have over a decade of experience working together--visiting portfolio companies and related businesses, talking to company management, generating ideas and gathering valuable knowledge about businesses.


OTHER ACCOUNTS MANAGED (as of June 30, 2007)

      The  Portfolio   Managers  are  also  collectively   responsible  for  the
day-to-day management of all of the Adviser's other accounts, as indicated by the following table.

-----------------------------------------------------------------------------------------------------------------------------------
                                                              Total                              Number of
                                                            Number of                        Accounts Managed     Total Assets of
                                                              Other       Total Assets of     with Advisory      Accounts Managed
       Name of                                               Accounts     Other Accounts       Fee Based on      with Advisory Fee
 Portfolio Managers              Type of Accounts            Managed         Managed           Performance     Based on Performance
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
David R. Carr, Jr.     Registered Investment Companies:          0              $ 0                 0                  $ 0
                       Other Pooled Investment Vehicles:         2          $2,212,371              2               $2,212,371
                       Other Accounts:                          168        $236,536,065             0                  $ 0
-----------------------------------------------------------------------------------------------------------------------------------
Larry D. Coats, Jr.    Registered Investment Companies:          0              $ 0                 0                  $ 0
                       Other Pooled Investment Vehicles:         2          $2,212, 371             2               $2,212,371
                       Other Accounts:                          168        $236,536,065             0                  $ 0
-----------------------------------------------------------------------------------------------------------------------------------


POTENTIAL CONFLICTS OF INTEREST

      The Adviser is paid performance fees for its services to two private investment funds that it manages. Such fees are charged in compliance with Investment Advisers Act Rule 205-3 unless that Rule is inapplicable.

      The Adviser endeavors to allocate investment opportunities to all of its clients, including the Fund, in a manner that is fair and equitable over time. The Adviser is aware that conflicts are particularly relevant with respect to the securities of small capitalization companies, given that these securities often have limited trading capacity, and a conflict may arise in that the Fund and the private investment funds managed by the Adviser are essentially competing with each other for capacity. Despite the appearance that the Adviser has an incentive to favor performance-based fee accounts over other client accounts, the Adviser does not believe that such conflict of interest is material because the investment objectives and strategies of the performance-based fee accounts are substantially different from that of the Fund. In addition, the Adviser has taken steps to ensure that one client is not materially advantaged over another. These steps include a process whereby all orders placed for execution on an aggregated basis are subject to the Adviser's Order Aggregation and Allocation Policy and Procedures. These Procedures are designed and endeavor to ensure that no client or account will be favored over another.

COMPENSATION

      Compensation of the Portfolio Managers includes a fixed salary plus a bonus. The bonus is based upon the profitability of the Adviser which is, in part, dependent upon the value of the total assets under management, including Fund assets. However, compensation is not directly based upon the Fund's performance nor the value of the Fund's assets.

OWNERSHIP OF FUND SHARES


      The following table indicates the dollar range of securities of the Fund beneficially owned by the Portfolio Managers as of June 30, 2007.

--------------------------------------------------------------------------------
     Name of                                         Dollar Value of Fund Shares
Portfolio Manager                                        Beneficially Owned
--------------------------------------------------------------------------------
David R. Carr, Jr.                                         Over $1,000,000
--------------------------------------------------------------------------------
Larry D. Coats, Jr.                                        Over $1,000,000
--------------------------------------------------------------------------------


                                  ADMINISTRATOR

      Ultimus Fund Solutions, LLC (the "Administrator"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, provides administrative services to the Fund. In this capacity, the Administrator supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of the administrative services, the Fund pays the Administrator a fee at the annual rate of .10% of the average value of its daily net assets up to $50 million, .075% of such assets from $50 million to $200 million and .05% of such assets in excess of $200 million, provided, however, that the minimum fee is $2,000 per month.

      The Administrator also provides accounting and pricing services to the Fund. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable the Administrator to perform its duties, the Fund pays the Administrator a base fee of $2,000 per month, plus an asset-based fee at the annual rate of .01% of the average value of its daily net assets up to $500 million and .005% of such assets in excess of $500 million. In addition, the Fund pays all costs of external pricing services.

      As the Fund's transfer agent, the Administrator maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator receives from the Fund for its services as transfer agent a fee payable monthly at an annual rate of $16 per account, provided, however, that the minimum fee is $2,000 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

      Under the terms of a Compliance Consulting Agreement with the Trust, the Administrator provides an individual with the requisite background and familiarity with the Federal Securities Laws to serve as the Chief Compliance Officer and to administer the Trust's compliance policies and procedures. For these services, the Fund pays the Administrator a base fee of $1,500 per month, plus an asset-based fee at the annual rate of .01% of the average value of its daily net assets from $100 million to $500 million, .005% of such assets from $500 million to $1 billion and .0025% of such assets in excess of $1 billion. In addition, the Fund reimburses the Administrator for its reasonable out-of-pocket expenses relating to these compliance services.


      For the fiscal years ended June 30, 2007, 2006 and 2005, the Administrator received administrative fees of $133,463, $179,187 and $188,083, respectively; accounting and pricing fees of $40,136, $47,297 and $49,116, respectively; and transfer agent fees of $53,988, $85,069 and $86,056, respectively. For the fiscal years ended June 30, 2007, 2006 and 2005, the Administrator received compliance service fees of $24,101, $31,347 and $33,149, respectively.


                                   DISTRIBUTOR

      Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Fund pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days writen notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

                             OTHER SERVICE PROVIDERS


      The firm of Briggs, Bunting & Dougherty, LLP, Two Penn Center, Suite 820, Philadelphia, Pennslyvania 19102, has been retained by the Board of Trustees to perform an independent audit of the financial statements of the Trust and to consult with the Trust as to matters of accounting and federal and state income taxation.


      Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue, NW, Washington, D.C. 20004, serves as legal counsel to the Trust and passes upon certain legal matters in connection with shares offered by the Trust.

      The Custodian of the Fund's assets is U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Fund (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Fund.

                                OTHER FUND COSTS

      The Fund pays all expenses not assumed by the Adviser, including its advisory fees. Fund expenses include, among others, the fees and expenses, if any, of the Trustees and officers who are not "affiliated persons" of the Adviser or the Distributor, fees of the Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Fund's shareholder servicing operations, fees and expenses of qualifying and registering the Fund's shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, and the expense of shareholders' meetings and proxy solicitations. The Fund is also liable for any nonrecurring expenses as may arise such as litigation to which the Fund may be a party. The Fund may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of the Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.

      The Fund and/or the Adviser may enter into arrangements to compensate certain Intermediaries for providing recordkeeping, sub-accounting and other shareholder and administrative services, as well as distribution-related services. The Fund may compensate these Intermediaries for providing services that are not distribution-related. As noted above, the Adviser, from its own assets, may make payments to Intermediaries for their expenses in connection with the distribution of Fund shares.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      It is the Fund's  practice  to seek the best price and  execution  for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Fund's portfolio transactions.

      The Fund's fixed-income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. The Fund's common stock portfolio transactions will normally be exchange traded and will be affected through broker-dealers who will charge brokerage commissions. Options will also normally be exchange traded involving the payment of commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.


      During the fiscal years ended June 30, 2007, 2006 and 2005, the total amount of brokerage commissions paid by the Fund were $265,697, $258,226 and $213,806, respectively.


      In managing the Fund, the Adviser effects transactions with those brokers and dealers that the Adviser believes provide the most favorable price and execution. If the Adviser believes such prices and executions are obtainable from more than one broker or dealer, the Adviser may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Adviser. In addition, Section 28(e) of the Securities Exchange Act of 1934 permits the Adviser to cause the Fund to pay commission rates in excess of those another dealer or broker would have charged for effecting the same transaction, if the Adviser determines, in good faith, that the commission paid is reasonable in relation to the value of brokerage and research services provided. While the Adviser currently does not intend to pay higher commissions to dealers and brokers who supply it with brokerage and research services, in the event such higher payments would be made or are deemed to have been made, such higher payments would be in accordance with Section 28(e).


      A portion of the Fund's brokerage commissions may, in the discretion of the Adviser, be allocated to those brokers or dealers that provide the Adviser with research services. The types of research services that the Adviser may obtain include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of other clients that it may have. Conversely, the Fund may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Fund based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Fund will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Adviser's perception of the broker's reliability, integrity and financial condition. During the fiscal year ended June 30, 2007, the amount of brokerage transactions and related commissions directed to brokers because of research services provided was $177,710,183 and $210,221, respectively.


      ORDER AGGREGATION AND ALLOCATION POLICY AND PROCEDURES ("AGGREGATION PROCEDURES"). The Adviser has adopted Aggregation Procedures that allow generally for the Adviser to aggregate or "bunch" orders for the purchase or sale of the same security for the accounts of two or more clients (including the Fund) at the same time. The Adviser may bunch orders when it deems it to be appropriate and in the best interest of its clients. The Aggregation Procedures allow the Adviser to seek more favorable executions and/or net prices for aggregated orders. To the extent permitted by, and consistent with, the Aggregation Procedures and applicable SEC guidance, the Adviser also may include orders for accounts of the Adviser's employees in bunched orders. The Adviser will not bunch orders for clients whose investment management agreement with the Adviser would prohibit such aggregation. When a bunched order is filled in its entirety, each client that participates in the order will receive the average price for all of the transactions on the same business day. Generally, except as described below, each client that participates in a bunched order shall share in commissions or other transaction costs on a pro rata basis. However, in the event that a bunched order is traded on an Electornic Trading System (e.g., Financial Information eXchange), some client accounts may pay a lower rate in commission than other client accounts, as determined by the executing broker-dealer, pursuant to special discounted rates offered by the executing broker-dealer based on the number of shares executed at the client account level and the client account custodian. When a bunched order is partially filled, the securities actually purchased or sold by the close of each business day will be allocated, subject to certain exceptions, in a manner that is consistent with the initial pre-allocation or other written statement and that does not consistently advantage or disadvantage particular clients or groups of client accounts, as determined by the Adviser from time to time.

                          SPECIAL SHAREHOLDER SERVICES

      As noted in the Prospectus, the Fund offers the following shareholder services:

      REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, shareholders are free to make additions to and withdrawals from their account as often as they wish. When a shareholder makes an initial investment in the Fund, a shareholder account is opened in accordance with the shareholder's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

      AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum, once you have invested the minimum initial amount required to open an account) which will be automatically invested in shares at the net asset value on or about the fifteenth and/or the last business day of the month as indicated on the Account Application. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

      AUTOMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish an Automatic Withdrawal Plan. A shareholder may receive monthly, quarterly or annual payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, quarterly or annually as specified on the Account Application). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction. Instructions for establishing this service are included in the Application or are available by calling the Fund at 1-800-622-2474. Payment may also be made by check made payable to the designated recipient and mailed within three business days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Written Redemption and Signature Guarantee

Requirements" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such automatic withdrawals may deplete or use up entirely their initial investment. In addition, automatic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes. The Automatic Withdrawal Plan may be terminated at any time by the Fund upon sixty days' written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-622-2474, or by writing to:

                                 Oak Value Fund
                              Shareholder Services
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

      REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. The Trust has filed an irrevocable election with the SEC under Rule 18f-1 of the 1940 Act, wherein the Fund has committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net assets at the beginning of such period.

      TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Written Redemption and Signature Guarantee Requirements"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                               PURCHASE OF SHARES

      The purchase price of shares of the Fund is the net asset value next determined after the order is received. An order received prior to the close of trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m., Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Fund until confirmed in writing (or unless other arrangements have been made with the Fund, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

      Due to Internal Revenue Service Regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Fund is required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Fund within 60 days.

      The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and (iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

      EMPLOYEES AND AFFILIATES OF THE FUND. The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing its shareholders. However, the minimum initial investment requirement does not apply to Trustees, officers and employees of the Fund, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

      The Fund may suspend redemption privileges or postpone the date of payment
(i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

      Shares of the Fund are redeemed at the net asset value next determined after receipt of an order in proper form, except that a 2% redemption fee applies to redemptions of shares within 90 days of the date of purchase. Any redemption may be more or less than the amount of the shareholder's investment depending on the market value of the securities held by the Fund. The redemption fee will not be assessed on the redemption of shares held through qualified retirement plans.

                          NET ASSET VALUE DETERMINATION

      Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Fund, and they have adopted procedures to do so, as follows. The net asset value of the Fund is determined as of the close of the regular session of trading on the Exchange (normally 4:00 p.m., Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day,

Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed-income securities, which is accrued daily.

      Securities traded on a national stock exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are priced at the last sale price, if available, otherwise at the last quoted bid price. Fixed-income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Calls written by the Fund are valued at the then current market quotation, using the ask price, as of the close of each day on the principal exchanges on which they are traded. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, discount from market of a similarly freely traded security, or a combination of these or other methods. The fair value of securities with remaining maturities of 60 days or less has been determined by the Board of Trustees to be represented by amortized cost, absent unusual circumstances.

      Consistent with industry practice, the Fund normally computes its net asset value per share using "trade date plus 1" ("T+1") accounting, and reflects purchases and sales of portfolio securities in its net asset value on the Business Day following the transactions. The use of T+1 accounting generally does not, but may, result in a net asset value that differs materially from the net asset value that would result if transactions were reflected on their trade dates.

                           ADDITIONAL TAX INFORMATION

      TAXATION OF THE FUND. The Fund has qualified and intends to continue to qualify annually for the special tax treatment afforded a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so that it does not pay federal taxes on income and capital gains distributed to shareholders. Among the requirements to qualify under Subchapter M, the Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, the Fund must
(1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls (within the meaning of Section 851(c)(2) of the Code) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a RIC.

      While the above requirements are aimed at qualification of the Fund as a RIC under Subchapter M of the Code, the Fund also intends to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Fund remains qualified under Subchapter M, it will not be subject to federal income tax to the extent it distributes its taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on the Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While the Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Fund indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes. If the Fund fails to qualify as a RIC for any year, all if its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income. The Board of Trustees reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

      The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

      Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

      TAX STATUS OF THE FUND'S DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Fund derived from net investment income and net short-term capital gains are generally taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Dividends from net investment income to the extent the Fund receives qualified dividend income will be taxable to individuals at net capital gains rates. Qualified dividend income is, in general, income from dividends the Fund receives from taxable domestic corporations and certain foreign corporations, subject to certain holding period and other requirements. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "Avoid Tax Withholding" in the Prospectus.

      For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of dividends paid by the Fund. The Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

      REDEMPTION OF FUND SHARES. A redemption of shares of the Fund by a shareholder is generally a taxable event. For federal income tax purposes, any loss upon the sale of shares of the Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder.

      Shareholders should consult their tax advisors regarding the state, local and foreign tax consequences resulting from the ownership of shares in the Fund.

                       GENERAL INFORMATION ABOUT THE TRUST

      The Declaration of Trust of Oak Value Trust currently provides for the issuance of shares of the Fund as the sole series of the Trust. The Trustees are permitted to create additional series, or funds, at any time. The Trust was organized as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust. Shares of the Fund are freely transferable, have no preemptive or conversion rights and, when issued, are fully paid and non-assessable. Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund's assets over its liabilities. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon. Examples of matters that affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that: (1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust.

      SHAREHOLDER RIGHTS. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). Shareholder inquiries may be made in writing, addressed to the Fund at the address contained in this Statement of Additional Information. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to hold annual meetings of shareholders.

      Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

      Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

      FUND HISTORY. Prior to October 2002, the Trust was called The Tuscarora Investment Trust. Prior to May 19, 1995, the Fund was a series of Albemarle Investment Trust, another registered investment company.

      PROXY VOTING POLICIES AND PROCEDURES. The Adviser has adopted Proxy Voting and Disclosure Policy and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities. The Proxy Voting and Disclosure Policy and Procedures of the Adviser are attached to this Statement of Additional Information as Appendix B. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-800-622-2474, or on the SEC's website at http://www.sec.gov.

      PORTFOLIO HOLDINGS DISCLOSURE POLICY. The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons. The policies, as discussed below, are designed to ensure that disclosure of portfolio holdings is in the best interests of Fund shareholders and those of the Adviser, principal underwriter, or any affiliated person of the Fund, the Adviser, or the principal underwriter.

o Public disclosure regarding the securities held by the Fund ("Portfolio Securities") is made quarterly in Annual Reports and Semi-Annual Reports to shareholders and in holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Fund.

o The Fund posts a listing of its Portfolio Securities as of the end of each calendar quarter at www.oakvaluefund.com. This listing is typically available at the website within approximately 15 days of the end of the quarter. The listings of the Portfolio Securities on the website are available to the general public.


o Information regarding Portfolio Securities as of the end of the most recent calendar quarter, and other information regarding the investment activities of the Fund during such quarter, may be disclosed to any rating or ranking organization on at least a 15-day lag for use in connection with its rating or ranking of the Fund. Disclosure to such organization may occur within 15 days of the end of the quarter, but only if such disclosure has been authorized by the Chief Compliance Officer of the Trust.


o This policy relating to disclosure of the Fund's holdings of Portfolio Securities does not prohibit: (i) disclosure of information to the Adviser or to other Trust service providers, including but not limited to the Trust's administrator, distributor, custodian, legal counsel and auditors, or to brokers and dealers through which the Trust purchases and sells Portfolio Securities; and (ii) disclosure of holdings of or transactions in Portfolio Securities by the Fund that is made on the same basis to all shareholders of the Fund.

o The Chief Compliance Officer may approve other arrangements, not described herein, under which information relating to Portfolio Securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The Chief Compliance Officer shall approve such an arrangement only if he or she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Trust and is unlikely to affect adversely the Fund or any shareholder of the Fund. The Chief Compliance Officer shall inform the Board of Trustees of any such arrangements that are approved by the Chief Compliance Officer, and the rationale supporting approval, at the next regular quarterly meeting of the Board of Trustees following such approval.

o Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Fund.

o The Chief Compliance Officer shall inform the Board of Trustees of any arrangements that are approved by the Chief Compliance Officer pursuant to this policy, and the rationale supporting such approval. At least once annually, the Chief Compliance Officer shall provide the Board of Trustees with a written report as to compliance with this policy.


      PRINCIPAL HOLDERS OF SECURITIES. As of October 5, 2007, the following were record or beneficial owners of five percent or more of the outstanding shares of the Fund:

--------------------------------------------------------------------------------
                                                                   PERCENTAGE OF
                                        SHARE BALANCE               SHARES OWNED
--------------------------------------------------------------------------------
Charles Schwab & Co., Inc.              1,754,239.590                  33.7%
101 Montgomery Street
San Francisco, California 94104
--------------------------------------------------------------------------------
National Financial Services LLC           648,224.035                  12.4%
1 World Financial Center
New York, New York 10281
--------------------------------------------------------------------------------


                         CALCULATION OF PERFORMANCE DATA

      The Fund may, from time to time, advertise certain total return and yield information.

      BEFORE-TAX  PERFORMANCE.  All  pre-tax  performance  advertisements  shall include average annual total return quotations. The "average annual total return" of the Fund refers to the average annual compounded rates of return over 1-, 5- and 10-year periods that would equate the initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of total return assumes the reinvestment of all dividends and distributions and includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period. The average annual total return of the Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(l+T)^n=ERV.

      AFTER-TAX PERFORMANCE. All after-tax performance is calculated as described in the paragraph above and in addition, takes into account the effect of taxes. After-tax performance is presented using two methodologies. The first deducts taxes paid on distributions. The second deducts taxes paid on distributions and taxes paid upon redemption of Fund shares. After-tax returns are calculated using the highest individual marginal federal income tax rates currently in effect. The tax rates used correspond to the tax characteristics of each component of the distributions (that is, the ordinary income rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). State, local or federal alternative minimum tax liabilities are disregarded, as is the effect of phase-outs of certain exemptions, deductions and credits at various income levels. The tax rates may vary over the performance measurement period. After-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

      The uniformly calculated average annual total return quotations for the Fund for periods ended June 30, 2007 are as follows:

--------------------------------------------------------------------------------
                                                1 YEAR      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
OAK VALUE FUND - Return Before Taxes            25.03%       8.74%       7.52%
--------------------------------------------------------------------------------
OAK VALUE FUND - Return After Taxes
on Distributions                                19.04%       7.43%       6.55%
--------------------------------------------------------------------------------
OAK VALUE FUND - Return After Taxes
on Distributions and Sale of Fund Shares        22.04%       7.39%       6.36%
--------------------------------------------------------------------------------

      NON-STANDARDIZED RETURN. In addition, the Fund may advertise other total return performance data ("non-standardized returns"). The non-standardized return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. The non-standardized returns may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof. The non-standardized returns of the Fund for each of the past 10 calendar years and since inception, as compared to the performance of the S&P 500 Index for such periods, are as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          Since
                                                                                                                        Inception*
                                                                                                                        (through
                    1997     1998      1999      2000     2001      2002      2003       2004       2005       2006     6/30/2007)
------------------------------------------------------------------------------------------------------------------------------------
Oak Value Fund     37.70%   18.93%    -3.12%    18.17%    -0.47%    -24.34%    32.11%      7.97%    -1.37%    14.18%     395.89%
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index      33.36%   28.58%    21.04%    -9.12%   -11.90%    -22.10%    28.68%     10.88%     4.91%    15.79%     351.42%
------------------------------------------------------------------------------------------------------------------------------------

* Inception date of the Fund was January 18, 1993.


      COMPUTATION OF YIELD. From time to time, the Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                         Yield = 2[a-b/cd + 1)^(6) - 1]

      Where:
      a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
      d = the maximum offering price per share on the last day of the period

      Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last Business Day prior to the start of the 30-day

(or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest).

      OTHER PERFORMANCE INFORMATION. The Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. The S&P 500 Index and other securities indices are unmanaged and do not reflect the payment of advisory fees and other expenses associated with an investment in the Fund. Investors cannot invest directly in an index, although index funds designed to replicate performance of various indices are generally available, and investors may invest directly in the underlying securities of an index.

      Comparative performance may also be expressed by reference to rankings or broad groups of mutual funds, as prepared or tracked and published by mutual fund monitoring services, such as Lipper, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals such as FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S and FORTUNE. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC. rates NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

      Investors may use such indices and averages in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund assuming reinvestment of dividends over a specified period of time.

      From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also present its performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

      The Fund may also disclose from time to time information about IRAs and the benefits of IRAs, including the potential tax deduction and tax-deferred growth. The Fund may also provide examples of the accumulated amounts that would be available in an IRA with specified contributions over a specified amount of time with a specified annual return. For example, a $2,000 IRA contribution each year for 30 years earning a 10% average annual return would be worth approximately $360,000 at the end of 30 years. Such examples will be used for illustration purposes only and will not be indicative of past or future performance of the Fund.

                        FINANCIAL STATEMENTS AND REPORTS


      The financial statements of the Fund will be audited at least once each year by an independent registered public accounting firm. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The financial statements of the Fund as of June 30, 2007, together with the report of the independent registered public accounting firm thereon, are incorporated herein by reference to the Annual Report of the Fund.


      NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS, OR IN THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS OR THIS STATEMENT OF ADDITIONAL INFORMATION AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

                                                                      APPENDIX A

                           DESCRIPTION OF BOND RATINGS

      The Fund will normally be invested in equities, although the percentage of its assets fully invested in equities may vary based on market and economic conditions. The Fund may invest a portion of its assets in fixed-income securities, including corporate debt securities and U.S. Government Securities. As a temporary defensive position, however, the Fund may invest up to 100% of its assets in money market instruments. When the Fund invests in money market instruments, it is not pursuing its investment objective. Under normal circumstances, however, the Fund may invest in money market instruments or repurchase agreements as described in the Prospectus. When the Fund invests in fixed-income securities or money market instruments, it will limit itself to debt securities within the rating categories described below or, if unrated, of equivalent quality.

      The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of fixed-income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S RATINGS:

      The following summarizes the highest three ratings used by Moody's Investors Service, Inc. ("Moody's") for bonds:

      Aaa: Bonds rated Aaa are judged to be of the best quality. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long term risks appear somewhat larger than in Aaa securities.

      A: Bonds rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

      Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated Aa and A. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

      The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. MIG-1 and V-MIG-1 are the highest ratings used by Moody's for short-term notes and variable rate demand obligations. Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S RATINGS:

      The following summarizes the highest three ratings used by Standard & Poor's Ratings Group ("S&P") for bonds:

      AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

      AA: Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

      A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

      To provide more detailed indications of credit quality, the AA and A ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

      Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. The rating SP-1 is the highest rating assigned by S&P to short-term notes and indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

DESCRIPTION OF FITCH RATINGS LTD.'S RATINGS:

      The following summarizes the highest three ratings used by Fitch Ratings Ltd. ("Fitch") for bonds:

      AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

      AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

      A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

      To provide more detailed indications of credit quality, the AA and A ratings may be modified by the addition of a plus or minus sign to show relating standing within a rating category.

      The following summarizes the highest ratings used by Fitch for short-term notes, variable rate demand instruments and commercial paper:

      F-1+: Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.

      F-1: Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                                                      APPENDIX B

                       OAK VALUE CAPITAL MANAGEMENT, INC.

                 PROXY VOTING AND DISCLOSURE POLICY & PROCEDURES

I.    INTRODUCTION

      Effective March 10, 2003, the U.S. Securities and Exchange Commission (the "SEC") adopted rule and form amendments under the Investment Advisers Act of 1940 (the "Advisers Act") that address an investment adviser's fiduciary obligation to its clients when the investment adviser has the authority to vote their proxies (collectively, the rule and form amendments are referred to herein as the "Advisers Act Amendments"). Effective April 14, 2003, the SEC adopted rule and form amendments under the Securities Act of 1933, the Securities Act of 1934, and the Investment Company Act of 1940 (the "Investment Company Act") to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the "IC Amendments").

      The Advisers Act Amendments require that Oak Value Capital Management, Inc. (the "Adviser") adopt and implement policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how the Adviser has actually voted their proxies where the Adviser has been delegated proxy voting authority. The IC Amendments require that the Oak Value Fund (the "Fund") disclose the policies and procedures used to determine how proxies for its portfolio securities are voted. The IC Amendments also require the Fund to file with the SEC and to make available to its shareholders the specific proxy votes that it cast for portfolio securities.

      This Proxy Voting and Disclosure Policy (the "Policy") is designed to ensure that the Adviser and the Fund comply with the requirements of the Advisers Act Amendments and IC Amendments, and otherwise fulfill their obligations with respect to proxy voting, disclosure, and recordkeeping.

      Overall, proxy voting will be managed in an effort to act in the best interests of the Adviser's clients including, without limitation, the Fund. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines.

II.   GENERAL POLICY FOR VOTING PROXIES

      The Adviser believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Adviser and its portfolio managers (the "Portfolio Manager") are committed to voting corporate proxies in the manner that they reasonably believe serves the best interests of their clients. The Fund has delegated the voting of its proxies to the Adviser, as the Fund's investment adviser.

      The Adviser will vote proxies solely in the interests of its clients. Any material conflict of interest must be addressed in the best interests of its clients. Since the quality and depth of management is a primary factor considered when investing in a company, the Adviser gives substantial weight to the recommendation of management on any issue. However, the Adviser will consider each issue on its own merits, and the position of a company's management will not be supported in any situation where the Adviser reasonably believes it is not to be in the best interests of its clients. The Adviser believes that each proxy proposal should be individually reviewed to determine whether the proposal is in the best interests of its clients. As a result, the Adviser believes that it is likely that similar proposals for different companies will, in some cases, receive different votes because of different corporate circumstances.

III.  PROXY VOTING PROCEDURES

      The following details the Adviser's practice regarding the voting of proxies.

      A.    PROCEDURES

            To implement the Adviser's proxy voting policies, the Adviser has developed the following procedures for voting proxies.

            1. Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion.

            2. Upon receipt of a corporate proxy by the Adviser, the annual report and the proxy are submitted to the Chief Investment Officer or Chief Executive Officer (the "Responsible Party").

            3. The Responsible Party receiving proxy materials is then responsible for reviewing the proxy proposals and proxy proposal summaries. Following his review and the consideration of what vote he reasonably believes is in the best interests of clients, the Responsible Party will then vote applicable proxies.

            4. The Adviser will maintain copies of each annual report, proposal, proposal summary, actual vote, and any other information required to be maintained for a proxy vote under Rule 204-2 of the Advisers Act (see discussion in Section VI below) or (for the Fund) under Rule 30b1-4 of the Investment Company Act. With respect to proxy votes on controversial or particularly sensitive topics, the Responsible Party will provide a written explanation for the proxy vote which will be maintained with the record of the actual vote in the Adviser's files.

      B.    PROXY SPECIFIC ISSUES

            While the Adviser's policy is to review each proxy proposal on its individual merits, please refer to Exhibit A. for specific examples of voting decisions for the types of proposals that are most frequently presented. The Adviser reserves the right to adopt different approaches for different clients.

IV.   MATERIAL CONFLICTS OF INTEREST

      The Adviser recognizes that under certain circumstances it may have a material conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where the Adviser, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Proxy Committee. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If a conflict of interest is determined not to be material by the Director of Compliance and one or more members of the Adviser's Board of Directors, the Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, an independent third party proxy service provider will be engaged by the Adviser to obtain and adopt the vote recommendation of the third party proxy service provider (with a summary of material factors supporting the recommended vote).

      If a material conflict is found to exist, written documentation of the conflict (the "Conflict Memo") shall be produced. Specifically, the Conflict Memo should describe:

            o     the proposal to be voted upon;

            o     the nature of the material conflict of interest involved;

            o the independent third party proxy service provider engaged by the Adviser to obtain and adopt the vote recommendation of the third party proxy service provider (with a summary of material factors supporting the recommended vote); and

            o Verification that the Adviser reasonably believes that the voting recommendation issued by the independent party appears to be in the best interest of the client;

V.    ADVISER DISCLOSURE OF HOW TO OBTAIN VOTING INFORMATION

      On or before August 6, 2003, Rule 206(4)-6 requires the Adviser to disclose in response to any client request how the client can obtain information from the Adviser on how its securities were voted. The Adviser will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to the Adviser. Upon receiving a written request from a client, the Adviser will provide the information requested by the client within a reasonable amount of time.

      Rule 206(4)-6 also requires the Adviser to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. The Adviser will provide such a description in Part II of its Form ADV. Upon receiving a written request from a client, the Adviser will provide a copy of this policy within a reasonable amount of time.

      If approved by the client, this policy and any requested records may be provided electronically.

VI.   FUND DISCLOSURE

      A. DISCLOSURE OF FUND POLICIES AND PROCEDURES WITH RESPECT TO VOTING PROXIES RELATING TO PORTFOLIO SECURITIES

            Beginning with the Fund's next annual update to its Statements of Additional Information ("SAI") on Form N-1A after July 1, 2003, the Fund will disclose this Policy to its shareholders. The Fund will notify shareholders in the SAI and the Fund's shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified telephone number, by reviewing the Fund's shareholder reports, and by reviewing filings available on the SEC's website at HTTP://WWW.SEC.GOV. The Fund will send this description of the Fund's Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

      B.    DISCLOSURE OF THE FUND'S COMPLETE PROXY VOTING RECORD

            Beginning after June 30, 2004, the Fund will disclose to its shareholders - in accordance with Rule 30b1-4 of the Investment Company Act of 1940, as amended - on Form N-PX, the Fund's complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

            Beginning after June 30, 2004, the Fund must disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

            (i)    The name of the issuer of the portfolio security;

            (ii)   The exchange ticker symbol of the portfolio security;

            (iii) The Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security (if available through reasonably practicable means);

            (iv)   The shareholder  meeting date;

            (v)    A brief  identification of the matter voted on;

            (vi) Whether matter was proposed by the issuer or by a security holder;

            (vii)  Whether the Fund cast its vote on the matter;

            (viii) How the Fund cast its vote (e.g., for or against proposal, or abstain;  for or withhold  regarding  election of directors);
                   and

            (ix)   Whether the Fund cast its vote for or against management.

            The Fund will make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund's website. If the Fund discloses its proxy voting record on or through its website, the Fund must post the information disclosed in the Fund's most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

            The Fund will also include in its annual and semi-annual reports to shareholders as well as its SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or on or through the Fund's website at a specified Internet address or both and (2) on the SEC's website. If the Fund discloses that is proxy voting record is available by calling a toll-free (or collect) telephone number, it must send the information disclosed in the Fund's most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to equally prompt delivery.

VII.  RECORDKEEPING

      The Adviser shall keep the following records for a period of at least five years, the first two in an easily accessible place:

            (i)   A copy of this Policy;

            (ii) Proxy Statements, Annual Reports, and Proposals received regarding client securities;

            (iii) Records of votes cast on behalf of clients;

            (iv) Any documentation prepared by the Adviser that was material to making a decision how to vote, or that memorialized the basis for the decision (notes of which will normally to be documented on the proxy statement or ballot);

            (v)   Records of client requests for proxy voting information, and

            (vi) With respect to the Fund, a record of each shareholder request for proxy voting information and the Fund's response, including the date of the request, the name of the shareholder, and the date of the response.

      The Fund shall maintain a copy of each of the foregoing records that is related to proxy votes on behalf of the Fund by the Adviser. These records may be kept as part of the Adviser's records.

      The Adviser may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Adviser that are maintained with a third party such as a proxy voting service, provided that the Adviser has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

                                              This the 1st day of July, 2003



                                              ---------------------------------
                                              David R. Carr, Jr.
                                              President
                                              Oak Value Capital Management, Inc.

                                   EXHIBIT A
                             PROXY SPECIFIC ISSUES
                             ---------------------

Directors, Auditors:      Election of Directors                    Generally,  no  objections  unless there is a proxy contest or if there is some other reason why Adviser is not  supportive.  Level of stock  ownership  by  Directors in relation to their length of term of service is a consideration.

                          Staggered Board                          Generally, not in favor.

                          Election of Auditors                     Generally,  no objections  except if there is some question as to the auditor's independence.

Compensation:             Equity Compensation Plans including      Generally,  no  objections  if  program is  reasonable  under the
                          Stock Option Plans and Restricted        circumstances,  considering  industry,  company  size  and  prior
                          Stock Plans                              option  programs.  Generally,  not in favor if: a) currently  the company  has  more  than  10% of  the  total  outstanding  shares comprised  of granted  equity  compensation  plan shares in stock options,  b) a company has a history of granting  more than 1% of shares  outstanding  per  year,  and/or  c) a new  plan  proposed represents  more than 5%  dilution  to the  existing  shareholder base.

                          Golden Parachutes                        Generally,  not in favor of contracts  that grant a top executive more than 2.99 times their annual compensation for severance from the company.

Corporate Governance,     Proposals to Lower Barriers to           Generally,  in favor of  corporate  actions  that are believed to
Voting:                   Shareholder Action                       enhance shareholder rights.

                          Proposals to create or increase          Generally, not in favor
                          Super-Majority Voting Requirement

                          Proposals to create a Separate Class     Generally, not in favor
                          of Stock with Disparate Voting Rights

                          Proposals to create or increase          Generally, not in favor
                          Poison Pill Provision

                          Proposals to create a Cumulative         Generally, not in favor
                          Voting Repeal

                          Proposals to recognize Stock Option      Generally, in favor of proposals that expense stock options.
                          Expense

Social:                   Social Issues                            Generally,   not  in  favor.   "Ordinary  business  matters"  are
                                                                   primarily the responsibility of management and should be approved solely by the corporation's board of directors.

                                  ANNUAL REPORT
                                  JUNE 30, 2007


                                [GRAPHIC OMITTED]
                                 ==============
                                 OAK VALUE FUND
                                 --------------


                              WWW.OAKVALUEFUND.COM

LETTER TO SHAREHOLDERS                                            August 9, 2007
================================================================================

Dear Fellow Oak Value Fund Shareholders:

We are pleased to report that the Oak Value Fund handily outperformed the broad market (as measured by the S&P 500 Index) for the fiscal year which ended June 30, 2007, posting an impressive return of 25.03% compared to the S&P 500 return of 20.59%* (see page 9 for complete performance information). We attribute this outperformance to the disciplined focus on buying higher quality, sustainably advantaged businesses where the risks assumed are more than appropriately reflected in the prices that have been paid. Our task is not that of completely eliminating risk or uncertainty. Alternatively, we believe that our charge is to identify, understand and price risk and to take advantage of that mispricing when we believe the rewards are attractive.

There is an old adage in the stock market that rising stock prices climb a "wall of worry." Such was certainly the case over the Oak Value Fund (the "Fund")'s most recent fiscal year. Foremost among these worries was a slowing U.S. economy, a slowing housing market, a shakeout in the sub-prime mortgage market, continued concern over the risk of terrorism, high energy prices, and the risk of inflation resulting from increased commodity prices. While never completely immune to the indirect impact of these and other "worries" that may be present in the market at any given point in time, the collection of businesses (in aggregate) in which we have invested on behalf of Fund shareholders performed particularly well during the year.

It is human nature to worry about recent events or factors which are apparent with the benefit of hindsight. An obvious example of this "worry" is the presumption that the shares of a company contain more "risk" after a decline that has been caused by some short-term disappointment or surprise. The ultimate risk that we attempt to guard against is that of a permanent loss of capital. The balancing of potential short-term volatility with the potential for significant long-term appreciation is an essential ingredient in our work. Our pedigree as value investors requires not that we "torment" ourselves with this task, but that we embrace the challenge as potentially ripe with opportunity.

We have often referenced this challenge as sorting the "wheat from the chaff." The author Nassim Nicholas Taleb states that "Sometimes a lot of data can be meaningless; at other times a single piece of information can be very meaningful." Our research efforts are keenly tuned to that which we believe to be relevant in the long-term though ignored by the general market in the short term. We believe that it is more important to "worry" about that which may happen as opposed to that which has happened and to make sure that we have reflected such in our decisions. It is not necessarily our opinion that all "worry" is useless; we would argue that it is most important that an investor "worry" about the things that are relevant to long-term business models and the valuations thereof. This discipline is not easy. In fact, it is often very difficult and periodically contrary to public sentiment.

Fortunately, we operate with the confidence of a proven set of principles that have withstood the test of time. We believe our philosophical framework of searching out "good businesses with good management at attractive prices" continues to serve Fund shareholders well. The recent results only reinforce this confidence, as we remain focused on MAKING GOOD INVESTMENT DECISIONS.

The operating results and related information for the Fund's fiscal year ended June 30, 2007 are presented in the pages that follow. We welcome questions and comments from Fund shareholders and encourage you to visit www.oakvaluefund.com for various periodic commentaries and publications that we make available.

We thank you, our fellow Fund shareholders, for your interest in the Oak Value Fund and the confidence you have placed in our team.

Oak Value Fund Co-Managers,


/s/ David R. Carr, Jr.                     /s/ Larry D. Coats, Jr.

David R. Carr, Jr.                         Larry D. Coats, Jr.

Note: Please see the Important Information section of this report for disclosure that applies to both this letter and the Management Discussion and Analysis that follows.

* The S&P 500 Index returns referenced include the reinvestment of dividends.

MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================

The Fund's performance for the fiscal year ended June 30, 2007 can be most notably attributed to the outstanding performance of holdings across a broad spectrum of market exposure. The market beating performance of Fund holdings in the Consumer, Financials, Industrials, Technology and Materials sectors more than compensated for the headwinds created by the lack of direct exposure to the Energy, Telecommunications and Utilities sectors. Below we summarize some of the specifics. (Table B provides a full listing of the Fund's top contributors during the fiscal year.)

o The single largest contributor to the Fund's performance during the period was Apollo Group, as the shares of this, the largest for-profit educational company in the country, advanced nearly 60 percent from the Fund's initial purchase price.

o Shares of Cadbury Schweppes, a long-term and significant Fund holding, advanced nearly 40 percent during the fiscal year. As the world's largest confectionary company, the value of this fine collection of businesses was alas given its due (somewhat).

o Advancing more than 35 percent during the fiscal year were the shares of insurance brokerage firm Willis Group. Our investment thesis in the case of Willis was predicated on the realization of growth opportunities the company pursued after the shake-up in its industry nearly three years ago.

o     The Fund's  investment  in the  shares of  Fidelity  National  Information
      Services during the year was actually a continuation of a longer-term investment thesis. Having owned shares in its predecessor company Certegy for several years, we returned to this relatively unknown company early in the fiscal year. Its shares advanced nearly 40 percent as well.

o Specialty and industrial gas producer Praxair advanced 33 percent during the fiscal year as the company continued to deliver on the long-term potential we identified a couple of years ago.

o Shares of Harley Davidson advanced nearly 30 percent by mid-year and provided us with the opportunity to exit this position at near our conservative estimate of its intrinsic value.

o     Finally,  the shares of Oracle  advanced  more than 35 percent  during the
      fiscal  year  adding  this  fine  company  to  the  list  of   outstanding
      contributors for the period.

In reviewing the list of Fund portfolio holdings that did not keep pace during the period, we note that several of them are among the "new purchases." We view the presence of these recent additions amongst the Fund's underperformers as the seeds of future harvest. This list includes Microsoft, Capital One, UPS, Medtronic and Omnicare.

Portfolio activity (purchases and sales) for the Fund is summarized in Table C. We use this opportunity to remind shareholders that the information provided in Table C is limited to the holdings which were new to the portfolio during the year and those which were completely eliminated during the period. Furthermore, we note that the number of issues added and eliminated during the period is greater than has been the case in recent fiscal years. This increased activity is primarily a function of the particularly appealing "opportunity set" we experienced during the year.

Though we remain focused on individual security selection from a bottom-up perspective, readers will observe that a top-down view of the portfolio reflects a reduced exposure to Consumer related holdings and increased exposures to Health Care, Technology and Industrial businesses as compared to the prior fiscal year end. We view this "shift" purely as a function of the opportunities afforded by a rising, though still somewhat manic market and encourage shareholders to share that view. Our charge of investing in good businesses with good management at attractive prices requires that we be prepared and opportunistic.

On a final note, the capital gains distributions made by the Fund during the fiscal year were larger than in years past. The realization of gains in the Fund is first and foremost a by-product of the ongoing management of the portfolio toward the objective of producing above average returns for the benefit of shareholders. The gains realized during the period were also impacted by the level of shareholder activity the Fund experienced. Throughout the life of the Fund, nearly 80% of the capital gains distributions have been in the form of long-term gains.

--------------------------------------------------------------------------------
TABLE A
--------------------------------------------------------------------------------
                    QUARTERLY PERFORMANCE - FISCAL YEAR 2007
--------------------------------------------------------------------------------
                           3RD             4TH             1ST          2ND
                         QUARTER         QUARTER         QUARTER      QUARTER
                           2006            2006            2007         2007
--------------------------------------------------------------------------------
Oak Value Fund             7.29%           6.47%           1.24%        8.12%
--------------------------------------------------------------------------------
S&P 500 (with dividends)   5.67%           6.70%           0.64%        6.28%
--------------------------------------------------------------------------------
The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be found at the Oak Value Fund ("Fund")'s website www.oakvaluefund.com. An investor should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing. The Fund's prospectus contains this and other important information. THE FUND'S ANNUALIZED GROSS EXPENSE RATIO AS OF FISCAL YEAR-END (6/30/07) WAS 1.35%.

The Fund imposes a 2% redemption fee on shares redeemed within 90 days of their purchase date. See the Fund's current Prospectus for more information on the Fund's redemption fee. Please keep in mind the performance information above does not reflect the imposition of a 2% redemption fee. You may obtain a copy of the Fund's prospectus at www.oakvaluefund.com or by calling 1-800-622-2474. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
TABLE B
-------------------------------------------------------------------------------------------------------
                                LARGEST NET CONTRIBUTORS TO INVESTMENT RESULTS
                                          YEAR ENDED JUNE 30, 2007
-------------------------------------------------------------------------------------------------------
TOP 5 SECURITIES                      % OF                BOTTOM 5 SECURITIES           % OF
BY CONTRIBUTION                     NET ASSETS            BY CONTRIBUTION             NET ASSETS
-------------------------------------------------------------------------------------------------------
Apollo Group, Inc. - Class A          5.77%               Omnicare, Inc.                2.02%
-------------------------------------------------------------------------------------------------------
Cadbury Schweppes PLC - ADR           4.09%               Masco Corp.                   Sold
-------------------------------------------------------------------------------------------------------
Willis Group Holdings Ltd.            4.00%               CBS Corp.                     Sold
-------------------------------------------------------------------------------------------------------
Praxair, Inc.                         5.26%               Estee Lauder Co.              Sold
-------------------------------------------------------------------------------------------------------
Fidelity National Information                             Medtronic, Inc.               3.44%
Services, Inc.                        5.73%
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
TABLE C
-------------------------------------------------------------------------------------------------------
                                JULY 1, 2006 - JUNE 30, 2007 PURCHASE ACTIVITY
-------------------------------------------------------------------------------------------------------
COMPANY PURCHASED                  PRIMARY BUSINESS                             SECTOR CLASSIFICATION
-------------------------------------------------------------------------------------------------------
3M Co.                             Manufacturing & Marketing                    Industrials
                                   Technology Products/Services
-------------------------------------------------------------------------------------------------------
American Express Co.               Charge Card, Travel, Network,                Financials
                                   & Global Payments
-------------------------------------------------------------------------------------------------------
Aon Corp.                          Insurance Brokerage, Consulting,             Financials
                                   & Supplemental Insurance
-------------------------------------------------------------------------------------------------------
Apollo Group, Inc. - Class A       Education & Training Services                Consumer Discretionary
-------------------------------------------------------------------------------------------------------
CBS Corp.                          Diversified Media Broadcasting               Consumer Discretionary
-------------------------------------------------------------------------------------------------------
Capital One Financial Corp.        Financial Services                           Financials
-------------------------------------------------------------------------------------------------------
eBay, Inc.                         Online Marketplace, Payment Services         Information Technology
                                   & Communications
-------------------------------------------------------------------------------------------------------
Fidelity National Information      Financial Transaction Processing             Information Technology
Services, Inc.
-------------------------------------------------------------------------------------------------------
Harley-Davidson, Inc.              Heavyweight High-End Motorcycles             Consumer Discretionary
-------------------------------------------------------------------------------------------------------
Medtronic, Inc.                    Medical Appliances and Equipment             Health Care
-------------------------------------------------------------------------------------------------------
Microsoft Corp.                    Software Development and Manufacturing       Information Technology
-------------------------------------------------------------------------------------------------------
Omnicare, Inc.                     Geriatric Pharmaceutical Services            Health Care
-------------------------------------------------------------------------------------------------------
Tiffany & Co.                      Fine Jewelry Retailer                        Consumer Discretionary
-------------------------------------------------------------------------------------------------------
United Parcel Service, Inc.        Air Delivery and Freight Services            Industrials
-------------------------------------------------------------------------------------------------------

                                JULY 1, 2006 - JUNE 30, 2007 SALE ACTIVITY
-------------------------------------------------------------------------------------------------------
COMPANY PURCHASED                  PRIMARY BUSINESS                             SECTOR CLASSIFICATION
-------------------------------------------------------------------------------------------------------
CBS Corp.                          Diversified Media Broadcasting               Consumer Discretionary
-------------------------------------------------------------------------------------------------------
Diageo plc ADR                     Global Premium Alcohol Business              Consumer Staples
-------------------------------------------------------------------------------------------------------
Entercom Communications Corp.      Radio Broadcasting                           Consumer Discretionary
-------------------------------------------------------------------------------------------------------
Equifax, Inc.                      Credit Reporting Services                    Industrials
-------------------------------------------------------------------------------------------------------
Estee Lauder, Inc.                 Beauty/Skin Care Products                    Consumer Staples
-------------------------------------------------------------------------------------------------------
Harley-Davidson, Inc.              Heavyweight High-End Motorcycles             Consumer Discretionary
-------------------------------------------------------------------------------------------------------
Masco Corp.                        Home Improvement & Building Products         Industrials
-------------------------------------------------------------------------------------------------------
Tiffany & Co.                      Fine Jewelry Retailer                        Consumer Discretionary
-------------------------------------------------------------------------------------------------------
Time Warner, Inc.                  Entertainment & Information/Media            Consumer Discretionary
-------------------------------------------------------------------------------------------------------
Tyco International, Ltd.           Diversified Manufacturing & Services         Industrials
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
TABLE D
-------------------------------------------------------------------------------------------------------
                                   TOP TEN HOLDINGS AS OF JUNE 30, 2007(1)
-------------------------------------------------------------------------------------------------------
COMPANY                            PRIMARY BUSINESS                             S&P SECTOR
-------------------------------------------------------------------------------------------------------
3M Co.                             Manufacturing & Marketing Technology         Industrials
                                   Products/Services
-------------------------------------------------------------------------------------------------------
American Express Co.               Charge Card, Travel, Network,                Financials
                                   & Global Payments
-------------------------------------------------------------------------------------------------------
Apollo Group, Inc. - Class A       Education & Training Services                Consumer Discretionary
-------------------------------------------------------------------------------------------------------
Berkshire Hathaway, Inc.           Insurance, Reinsurance & Capital Allocation  Financials
-------------------------------------------------------------------------------------------------------
E.I. du Pont de Nemours and Co.    Chemicals                                    Materials
-------------------------------------------------------------------------------------------------------
E.W. Scripps Co. (The)             Entertainment & Information/Media            Consumer Discretionary
-------------------------------------------------------------------------------------------------------
Fidelity National Information      Financial Transaction Processing             Information Technology
Services, Inc.
-------------------------------------------------------------------------------------------------------
Oracle Corp.                       Database, Middleware, & Application Software Information Technology
-------------------------------------------------------------------------------------------------------
Praxair, Inc.                      Industrial Use Atmospheric & Process Gases   Materials
-------------------------------------------------------------------------------------------------------
United Technologies Corp.          Diversified Manufacturing and Service        Industrials
-------------------------------------------------------------------------------------------------------
 1    Top Ten Holdings  are presented to  illustrate examples of the securities in which the Fund may invest. Because they are presented as of the dates indicated and change from time to time, they may not be representative of the  Fund's current or future investments. Top Ten Holdings do not include money market instruments.
-------------------------------------------------------------------------------------------------------

IMPORTANT INFORMATION

This Management Discussion and Analysis seeks to describe some of the Oak Value Fund ("the Fund") managers' current views of the market that shareholders may find relevant and to provide a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its latest fiscal year.

Any listing or discussion of specific securities is intended to help shareholders understand the Fund's investment strategies and/or factors that influenced the Fund's investment performance, and should not be regarded as a recommendation of any security. We believe we have a reasonable basis for any opinions expressed, though actual results may differ, sometimes significantly so, from those we expect and express. Statements referring to future actions or events, such as the future financial performance or ongoing business strategies of the companies in which the Fund invests, are based on the current expectations and projections about future events provided by various sources, including company management. These statements are not guarantees of future performance, and actual events and results may differ materially from those discussed herein.

Any opinions and views expressed related to the prospects of any individual portfolio holdings or grouping thereof or of the Fund itself are "forward looking statements" which may or may not prove to be accurate over the long term when viewed from the perspective of hindsight. Forward looking statements can be identified by words, phrases, and expressions such as "believe," "expect," "anticipate," "in our view," "in our opinion," or similar terminology when discussing prospects for particular Fund portfolio companies or groupings of companies, and/or of the Fund itself. We cannot assure future results or performance. You should not place undue reliance on forward looking statements, which are effective only as of the date of this report. We recognize no obligation to update or alter such forward looking statements, whether as a result of changes in our opinion or analysis, subsequent information, future events, or other circumstances.

Any displays detailing a summary of holdings (e.g., top holdings, purchases and sales, largest net contributors, etc.) are based on the Fund's holdings on June 30, 2007 or held during the fiscal year ended June 30, 2007. References to securities purchased or held are only as of the date of this communication to shareholders. Although the Fund's investment adviser focuses on long-term investments, holdings are subject to change.

This Letter to Shareholders and Management Discussion and Analysis may include statistical and other factual information obtained from third-party sources. We believe those sources to be accurate and reliable; however, we are not responsible for errors by them on which we reasonably rely. In addition, our comments are influenced by our analysis of information from a wide variety of sources and may contain syntheses, synopses, or excerpts of ideas from written or oral viewpoints provided to us by investment, industry, press and other public sources about various economic, political, central bank, and other suspected influences on investment markets.

Although our comments focus on the most recent fiscal year, we use this perspective only because it reflects industry convention and regulatory expectations and requirements. The Fund and its investment adviser do not subscribe to the notion that twelve-month periods or other short-term periods are either appropriate for making judgments or useful in setting long-term expectations for returns from our, or any other, investment strategy. The Fund and its investment adviser do not subscribe to any particular viewpoint about causes and effects of events in the broad capital markets, other than that they are not predictable in advance. Specifically, nothing contained in the Letter to Shareholders or Management Discussion and Analysis should be construed as a forecast of overall market movements, either in the short or long term.

Any headings, titles, section dividers, quotations, or other devices used herein are provided for the convenience of the reader and purposes of style. They are not required elements of the presentation and may or may not be applied identically in similar publications over time.

We do not attempt to address specifically how individual shareholders have fared, since shareholders also receive account statements showing their holdings and transactions. Information concerning the performance of the Fund and the Fund's portfolio holdings over the last year are available upon request. You should not assume that future recommendations will be as profitable as past recommendations.

Comparisons to benchmarks have limitations because benchmarks have volatility and other material characteristics that may differ from open-end mutual funds. Because of these differences, benchmarks should not be relied upon as an exact measure of comparison. Indices are unmanaged and do not reflect the payment of advisory fees and other expenses associated with open-end mutual funds. Investors cannot directly invest in an index, though index funds designed to replicate the performance of various indices are generally available. The S&P 500 index is weighted by market value, and its performance is thought to be representative of the stock market as a whole. The S&P 500 index was created in 1957, although it has been extrapolated backwards to several decades earlier for performance comparison purposes. This index provides a broad snapshot of the overall U.S. equity market; in fact, over 70% of all U.S. equity is tracked by the S&P 500. The index selects its companies based upon their market size, liquidity, and sector. Most of the companies in the index are mid cap or large cap corporations. The S&P 500 Index referenced includes the reinvestment of dividends.

Past performance is no indication of future performance. Any performance data quoted represents past performance and the investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Performance data is updated monthly and is available on the Fund's website at www.oakvaluefund.com.

An investor should consider the investment objectives, strategies, risks, charges and expenses of the Fund before investing. The prospectus contains this and other important information about the Fund. For a prospectus, please call 1
(800) 622-2474 or visit the Fund's website at www.oakvaluefund.com. Read the prospectus carefully before you invest.

Oak Value Fund is distributed by Ultimus Fund Distributors, LLC.

OAK VALUE FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

           COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
                  IN THE OAK VALUE FUND AND THE S&P 500 INDEX

                                [GRAPHIC OMITTED]

           OAK VALUE FUND                        S&P 500 INDEX
           --------------                        --------------

         DATE         VALUE                  DATE           VALUE
         ----        -------                  ----         -------
       06/30/97     $ 10,000                06/30/97      $ 10,000
       12/31/97       11,452                12/31/97        11,058
       06/30/98       13,456                06/30/98        13,016
       12/31/98       13,620                12/31/98        14,218
       06/30/99       14,370                06/30/99        15,978
       12/31/99       13,194                12/31/99        17,209
       06/30/00       13,234                06/30/00        17,136
       12/31/00       15,591                12/31/00        15,643
       06/30/01       16,320                06/30/01        14,595
       12/31/01       15,518                12/31/01        13,783
       06/30/02       13,577                06/30/02        11,970
       12/31/02       11,741                12/31/02        10,737
       06/30/03       13,937                06/30/03        12,000
       12/31/03       15,511                12/31/03        13,817
       06/30/04       15,811                06/30/04        14,293
       12/31/04       16,748                12/31/04        15,321
       06/30/05       16,791                06/30/05        15,197
       12/31/05       16,519                12/31/05        16,073
       06/30/06       16,512                06/30/06        16,508
       12/31/06       18,861                12/31/06        18,612
       06/30/07       20,646                06/30/07        19,907


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL RETURNS(A)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           YEAR-TO-DATE      SINCE
                                                                                                               2007       INCEPTION*
                 CALENDAR CALENDAR CALENDAR CALENDAR CALENDAR CALENDAR CALENDAR CALENDAR CALENDAR CALENDAR    (AS OF        (AS OF
                   1997     1998     1999     2000     2001     2002     2003     2004     2005     2006     6/30/07)     06/30/07)
------------------------------------------------------------------------------------------------------------------------------------
Oak Value Fund    37.70%   18.93%   -3.12%   18.17%    -0.47%  -24.34%  32.11%    7.97%   -1.37%   14.18%    9.46%(B)    395.89%(B)
S&P 500 Index     33.36%   28.58%   21.04%   -9.12%   -11.90%  -22.10%  28.68%   10.88%    4.91%   15.79%    6.96%(B)    351.42%(B)
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                AVERAGE ANNUAL TOTAL RETURNS(A)
-----------------------------------------------------------------------------------------------------
                                                     FOR THE PERIODS ENDED JUNE 30, 2007
                                        -------------------------------------------------------------
                                                                                             SINCE
                                        ONE YEAR   THREE YEARS   FIVE YEARS    TEN YEARS   INCEPTION*
-----------------------------------------------------------------------------------------------------
Oak Value Fund ......................    25.03%       9.30%         8.74%        7.52%       11.72%
S&P 500 Index .......................    20.59%      11.68%        10.71%        7.13%       11.00%
-----------------------------------------------------------------------------------------------------

*     Inception date of the Oak Value Fund was January 18, 1993.
(A) The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(B)   Not annualized.

OAK VALUE FUND
PORTFOLIO INFORMATION
JUNE 30, 2007 (UNAUDITED)
================================================================================

DISTRIBUTION BY BUSINESS CATEGORY (% OF NET ASSETS)

                                                 Consumer Related - 22.5%
                                                 Finance Related - 25.7%
                                                 Healthcare - 12.2%
       [GRAPHIC OMITTED]                         Industrials - 11.8%
                                                 Information Technology - 17.6%
                                                 Materials - 10.1%
                                                 Cash Equivalents - 0.1%


TEN LARGEST HOLDINGS

                                                             % OF
            COMPANY                                       NET ASSETS
            --------------------------------------------------------
            Berkshire Hathaway, Inc.(A)                      9.34%
            Apollo Group, Inc. - Class A                     5.77%
            Fidelity National Information Services, Inc.     5.73%
            E.W. Scripps Co. (The) - Class A                 5.40%
            Praxair, Inc.                                    5.26%
            E.I. du Pont de Nemours and Co.                  4.87%
            3M Co.                                           4.82%
            Oracle Corp.                                     4.77%
            United Technologies Corp.                        4.73%
            American Express Co.                             4.53%

(A)   Class A and Class B shares combined.

OAK VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2007
================================================================================
ASSETS
Investments in securities:
   At cost ..................................................   $    98,786,367
                                                                ===============
   At market value (Note 1) .................................   $   142,537,693
Receivable for capital shares sold ..........................            14,527
Dividends receivable ........................................            34,301
Other assets ................................................            43,763
                                                                ---------------
   TOTAL ASSETS .............................................       142,630,284
                                                                ---------------

LIABILITIES
Payable for capital shares redeemed .........................           138,767
Accrued investment advisory fees (Note 3) ...................           106,803
Payable to administrator (Note 3) ...........................            19,165
Other accrued expenses and liabilities ......................            26,084
                                                                ---------------
   TOTAL LIABILITIES ........................................           290,819
                                                                ---------------

NET ASSETS ..................................................   $   142,339,465
                                                                ===============

Net assets consist of:
Paid-in capital .............................................   $    98,592,946
Distributions in excess of net realized gains
  from security transactions ................................            (4,807)
Net unrealized appreciation on investments ..................        43,751,326
                                                                ---------------
Net assets ..................................................   $   142,339,465
                                                                ===============

Shares of beneficial interest outstanding
  (unlimited number of shares authorized, no par value) .....         5,516,319
                                                                ===============

Net asset value, offering price and redemption
  price per share (A) .......................................   $         25.80
                                                                ===============

(A) Redemption price may differ from the net asset value per share depending upon the length of time the shares are held (Note 1).

See accompanying notes to financial statements.

OAK VALUE FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2007
================================================================================
INVESTMENT INCOME
Dividends ...................................................   $     1,911,666
Other .......................................................            13,200
                                                                ---------------
   TOTAL INCOME..............................................         1,924,866
                                                                ---------------

EXPENSES
Investment advisory fees (Note 3) ...........................         1,453,570
Transfer agent and shareholder services fees (Note 3) .......           154,344
Administration fees (Note 3) ................................           133,463
Trustees' fees and expenses .................................           106,285
Professional fees ...........................................            63,670
Postage and supplies ........................................            61,322
Insurance expense ...........................................            51,917
Fund accounting fees (Note 3) ...............................            40,136
Registration fees ...........................................            34,641
Compliance service fees (Note 3) ............................            24,101
Custodian fees ..............................................            21,824
Printing of shareholder reports .............................            16,677
Interest expense (Note 4) ...................................             4,360
Other expenses ..............................................            18,118
                                                                ---------------
   TOTAL EXPENSES ...........................................         2,184,428
                                                                ---------------

NET INVESTMENT LOSS .........................................          (259,562)
                                                                ---------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions ...............        43,370,966
Net change in unrealized appreciation/depreciation
  on investments ............................................        (8,062,465)
                                                                ---------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ............        35,308,501
                                                                ---------------

NET INCREASE IN NET ASSETS FROM OPERATIONS ..................   $    35,048,939
                                                                ===============

See accompanying notes to financial statements.

OAK VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
==============================================================================================
                                                                    YEAR              YEAR
                                                                   ENDED             ENDED
                                                                  JUNE 30,          JUNE 30,
                                                                    2007              2006
----------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income (loss) .............................   $    (259,562)   $     566,488
   Net realized gains from security transactions ............      43,370,966       15,683,448
   Net change in unrealized appreciation/depreciation
     on investments .........................................      (8,062,465)     (20,219,133)
                                                                -------------    -------------
Net increase (decrease) in net assets from operations .......      35,048,939       (3,969,197)
                                                                -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income ...............................            (446)        (566,042)
   From net realized gains from security transactions .......     (43,116,232)     (15,290,172)
                                                                -------------    -------------
Net decrease in net assets from distributions to shareholders     (43,116,678)     (15,856,214)
                                                                -------------    -------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ................................      17,453,371       37,744,165
   Reinvestment of distributions to shareholders ............      42,229,998       14,515,519
   Proceeds from redemption fees collected (Note 1)  ........          63,530           11,580
   Payments for shares redeemed .............................    (110,363,326)     (80,204,484)
                                                                -------------    -------------
Net decrease in net assets from capital share transactions ..     (50,616,427)     (27,933,220)
                                                                -------------    -------------

NET DECREASE IN NET ASSETS ..................................     (58,684,166)     (47,758,631)

NET ASSETS
   Beginning of year ........................................     201,023,631      248,782,262
                                                                -------------    -------------
   End of year ..............................................   $ 142,339,465    $ 201,023,631
                                                                =============    =============

ACCUMULATED UNDISTRIBUTED NET
   INVESTMENT INCOME ........................................   $          --    $         446
                                                                =============    =============

SUMMARY OF CAPITAL SHARE ACTIVITY
   Shares sold ..............................................         594,036        1,242,359
   Shares reinvested ........................................       1,587,288          514,088
   Shares redeemed ..........................................      (3,844,593)      (2,647,888)
                                                                -------------    -------------
   Net decrease in shares outstanding .......................      (1,663,269)        (891,441)
   Shares outstanding, beginning of year ....................       7,179,588        8,071,029
                                                                -------------    -------------
   Shares outstanding, end of year ..........................       5,516,319        7,179,588
                                                                =============    =============

See accompanying notes to financial statements.

OAK VALUE FUND
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
==================================================================================================================================
                                               YEAR               YEAR               YEAR              YEAR               YEAR
                                              ENDED              ENDED              ENDED             ENDED              ENDED
                                             JUNE 30,           JUNE 30,           JUNE 30,          JUNE 30,           JUNE 30,
                                               2007               2006               2005              2004               2003
                                           -------------      -------------      -------------     -------------     -------------
Net asset value at
  beginning of year .....................  $       28.00      $       30.82      $       29.02     $       25.58     $       24.92
                                           -------------      -------------      -------------     -------------     -------------

Income (loss) from investment operations:
  Net investment income (loss) ..........          (0.05)              0.08              (0.12)            (0.15)            (0.07)
  Net realized and unrealized gains
    (losses) on investments .............           6.61              (0.60)              1.92              3.59              0.73
                                           -------------      -------------      -------------     -------------     -------------
Total from investment operations ........           6.56              (0.52)              1.80              3.44              0.66
                                           -------------      -------------      -------------     -------------     -------------

Less distributions:
  From net investment income ............          (0.00)(A)          (0.08)             --                --                --
  From net realized gains from
    security transactions ...............          (8.77)             (2.22)             --                --                --
                                           -------------      -------------      -------------     -------------     -------------
Total distributions .....................          (8.77)             (2.30)             --                --                --
                                           -------------      -------------      -------------     -------------     -------------

Proceeds from redemption
  fees collected (Note 1) ...............           0.01               0.00(A)            0.00(A)           0.00(A)          --
                                           -------------      -------------      -------------     -------------     -------------

Net asset value at end of year ..........  $       25.80      $       28.00      $       30.82     $       29.02     $       25.58
                                           =============      =============      =============     =============     =============

Total return(B) .........................          25.03%             (1.66%)             6.20%            13.45%             2.65%
                                           =============      =============      =============     =============     =============

Net assets at end of year (000's) .......  $     142,339      $     201,024      $     248,782     $     259,488     $     272,582
                                           =============      =============      =============     =============     =============

Ratio of expenses to
  average net assets ....................           1.35%              1.29%              1.25%             1.25%             1.36%

Ratio of net investment income
  (loss) to average net assets ..........          (0.16%)             0.24%             (0.39%)           (0.52%)           (0.33%)

Portfolio turnover rate .................             44%                29%                29%               24%               28%

(A)   Amount rounds to less than $0.01 per share.

(B) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

OAK VALUE FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2007
================================================================================
SHARES   COMMON STOCKS -- 99.9%                                       VALUE
--------------------------------------------------------------------------------
         CONSUMER DISCRETIONARY -- 14.3%
140,450  Apollo Group, Inc. - Class A (A) ...................    $    8,206,493
168,245  E.W. Scripps Co. (The) - Class A ...................         7,687,114
108,262  Viacom, Inc. - Class B (A) .........................         4,506,947
                                                                 --------------
                                                                     20,400,554
                                                                 --------------
         CONSUMER STAPLES -- 8.2%
107,175  Cadbury Schweppes PLC - ADR ........................         5,819,602
243,150  Constellation Brands, Inc. - Class A (A) ...........         5,903,682
                                                                 --------------
                                                                     11,723,284
                                                                 --------------
         FINANCIALS -- 25.7%
 67,200  AFLAC, Inc. ........................................         3,454,080
105,500  American Express Co. ...............................         6,454,490
 56,450  AON Corp. ..........................................         2,405,335
     93  Berkshire Hathaway, Inc. - Class A (A) .............        10,181,175
    863  Berkshire Hathaway, Inc. - Class B (A) .............         3,111,115
 67,600  Capital One Financial Corp. ........................         5,302,544
129,150  Willis Group Holdings Ltd. .........................         5,690,349
                                                                 --------------
                                                                     36,599,088
                                                                 --------------
         HEALTH CARE -- 12.2%
144,925  IMS Health, Inc. ...................................         4,656,440
 80,200  Johnson & Johnson ..................................         4,941,924
 94,450  Medtronic, Inc. ....................................         4,898,177
 79,775  Omnicare, Inc. .....................................         2,876,687
                                                                 --------------
                                                                     17,373,228
                                                                 --------------
         INDUSTRIALS -- 11.8%
 79,075  3M Co. .............................................         6,862,919
 42,650  United Parcel Services - Class B ...................         3,113,450
 94,875  United Technologies Corp. ..........................         6,729,484
                                                                 --------------
                                                                     16,705,853
                                                                 --------------
         INFORMATION TECHNOLOGY -- 17.6%
151,625  eBay, Inc. (A) .....................................         4,879,292
150,149  Fidelity National Information Services, Inc. .......         8,150,088
177,725  Microsoft Corp. ....................................         5,237,556
344,300  Oracle Corp. (A) ...................................         6,786,153
                                                                 --------------
                                                                     25,053,089
                                                                 --------------
         MATERIALS -- 10.1%
136,475  E.I. du Pont de Nemours and Co. ....................         6,938,389
103,925  Praxair, Inc. ......................................         7,481,561
                                                                 --------------
                                                                     14,419,950
                                                                 --------------

         TOTAL COMMON STOCKS (Cost $98,523,720) .............    $  142,275,046
                                                                 --------------

OAK VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
SHARES   CASH EQUIVALENTS -- 0.2%                                     VALUE
--------------------------------------------------------------------------------
262,647  First American Government Obligations Fund - Class Y
         (Cost $262,647).....................................    $      262,647
                                                                 --------------

         TOTAL INVESTMENTS AT VALUE -- 100.1%
         (Cost $98,786,367)..................................    $  142,537,693

         LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.1%).....          (198,228)
                                                                 --------------

         NET ASSETS -- 100.0%................................    $  142,339,465
                                                                 ==============


(A)   Non-income producing security.
ADR - American Depositary Receipt

See accompanying notes to financial statements.

OAK VALUE FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007
================================================================================

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Oak Value Fund (the "Fund") is a diversified series of Oak Value Trust (the "Trust"). The Trust, registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), was organized as a Massachusetts business trust on March 3, 1995. The Fund began operations on January 18, 1993 as a series of the Albemarle Investment Trust.

The Fund's investment objective is to seek capital appreciation primarily through investments in equity securities, consisting of common and preferred stocks and securities convertible into common stocks traded in domestic and foreign markets.

The following is a summary of the Fund's significant accounting policies:

SECURITIES VALUATION -- The Fund's portfolio securities are valued as of the close of business of the regular session of the principal exchange where the security is traded. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. In the event that market quotations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted in good faith by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, discount from market of a similar freely traded security, or a combination of these or other methods. The fair value of securities with remaining maturities of 60 days or less has been determined in good faith by the Board of Trustees to be represented by amortized cost value, absent unusual circumstances.

SHARE VALUATION -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed within 90 days of the date of purchase. During the years ended June 30, 2007 and 2006, proceeds from redemption fees totaled $63,530 and $11,580, respectively.

REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements from financial institutions such as banks and broker-dealers that the Trust's investment adviser deems creditworthy under the guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest).

INVESTMENT INCOME -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

DISTRIBUTIONS TO SHAREHOLDERS -- Dividends arising from net investment income, if any, are declared and paid semi-annually to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America ("GAAP"). These "book/tax" differences are either

OAK VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

temporary or permanent in nature and are primarily due to losses deferred due to wash sales. The tax character of distributions paid during the year ended June 30, 2007 was $5,256,740 of ordinary income and $37,859,938 of long-term capital gains. The tax character of distributions paid during the year ended June 30, 2006 was $566,042 of ordinary income and $15,290,172 of long-term capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date.

SECURITY TRANSACTIONS -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAX -- It is the Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as June 30, 2007:

--------------------------------------------------------------------------------
Tax cost of portfolio investments ...........................     $  98,804,036
                                                                  =============
Gross unrealized appreciation ...............................     $  43,882,304
Gross unrealized depreciation ...............................          (148,647)
                                                                  -------------
Net unrealized appreciation .................................     $  43,733,657
Undistributed ordinary income ...............................            12,862
                                                                  -------------
Total distributable earnings ................................     $  43,746,519
                                                                  =============
--------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio of investments and the financial statement cost is due to the certain timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States of America. These "book/tax" differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

For the year ended June 30, 2007, the Fund reclassified its net investment loss of $259,562 against distributions in excess of net realized gains from security transactions on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.

2. INVESTMENT TRANSACTIONS

During the year ended June 30, 2007, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments, amounted to $70,978,008 and $162,507,030, respectively.

OAK VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

3. TRANSACTIONS WITH AFFILIATES

The Fund's  investments are managed by Oak Value Capital  Management,  Inc. (the
"Adviser") under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.90% of the Fund's average daily net assets.

Certain trustees and officers of the Trust are also officers of the Adviser or of Ultimus Fund Solutions, LLC ("Ultimus"), the Fund's administrator, transfer agent and fund accounting services agent. Such trustees and officers receive no direct payments or fees from the Trust for serving as officers.

Under the terms of an Administration Agreement with the Trust, Ultimus provides internal regulatory compliance services and executive and administrative services. Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these services, the Fund pays Ultimus a fee at the annual rate of .10% of the average value of its daily net assets up to $50 million, .075% of such assets from $50 million to $200 million and .05% of such assets in excess of $200 million, provided, however, that the minimum fee is $2,000 per month. During the year ended June 30, 2007, Ultimus was paid $133,463 of administration fees.

Under the terms of a Transfer Agent and Shareholder Services Agreement with the Trust, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Ultimus receives from the Fund for its services as transfer agent a fee payable monthly at an annual rate of $16 per account, provided, however, that the minimum fee is $2,000 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage and supplies. Accordingly, during the year ended June 30, 2007, Ultimus was paid $53,988 of transfer agent and shareholder services fees.

The Fund has entered into agreements with certain financial intermediaries to provide record keeping, processing, shareholder communications and other services to the Fund. These services would be provided by the Fund if the shares were held in accounts registered directly with the Fund's transfer agent.
Accordingly, the Fund pays a fee to such service providers in an amount equivalent to or less than the per account fee paid to the transfer agent. During the year ended June 30, 2007, the Fund paid $100,356 for such services. These fees are included as "Transfer agent and shareholder services fees" on the Statement of Operations.

Under the terms of a Fund Accounting Agreement with the Trust, Ultimus calculates the daily net asset value per share and maintains such books and records as are necessary to enable Ultimus to perform its duties. For these services, the Fund pays Ultimus a base fee of $2,000 per month, plus an asset-based fee at the annual rate of .01% of the average value of its daily net assets up to $500 million and .005% of such assets in excess of $500 million. During the year ended June 30, 2007, the Fund paid Ultimus $40,136 of fund accounting fees. In addition, the Fund pays all costs of external pricing services.

Under the terms of a Compliance Consulting Agreement with the Trust, Ultimus provides an individual with the requisite background and familiarity with the Federal Securities Laws to serve as the Chief Compliance Officer and to administer the Trust's compliance policies and procedures. For these services, the Fund pays Ultimus a base fee of $1,500 per month, plus an asset-based fee at the annual rate of .01% of the average value of its daily net assets from $100 million to $500 million, .005% of such assets from $500 million to $1 billion and .0025% of such assets in excess of $1 billion. During the year ended June 30, 2007, Ultimus was paid $24,101 for such services. In addition, the Fund reimburses Ultimus for its reasonable out-of-pocket expenses relating to these compliance services.

OAK VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

4. BANK LINE OF CREDIT

The Fund has an unsecured $25,000,000 bank line of credit. Borrowings under this arrangement bear interest at a rate per annum equal to Prime Rate minus 0.50%. During the year ended June 30, 2007, the Fund incurred $4,360 of interest expense related to borrowings under the line of credit. Average debt outstanding during the year ended June 30, 2007 was $55,484. As of June 30, 2007, the Fund had no outstanding borrowings.

5. CONTINGENCIES AND COMMITMENTS

The Fund indemnifies the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6. ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 (FIN 48) "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as the Fund's last NAV calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its Semi-Annual Report on December 31, 2007. Management is in the process of determining the impact of the adoption of FIN 48.

In September  2006,  the  Financial  Accounting  Standards  Board (FASB)  issued
Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

OAK VALUE FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
================================================================================

To the Board of Trustees of
Oak Value Trust
and the Shareholders of the Oak Value Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Oak Value Fund, a series of shares of beneficial interest of the Oak Value Trust, as of June 30, 2007, and the related statement of operations, the statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended June 30, 2006 and the financial highlights for each of the four years ended June 30, 2006 were audited by other auditors whose report dated August 11, 2006 expressed an unqualified opinion on such statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2007 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Oak Value Fund as of June 30, 2007, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


                                          /s/ BRIGGS, BUNTING & DOUGHERTY, LLP

                                          BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
July 31, 2007

OAK VALUE FUND
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not impose any sales charges. However, a redemption fee of 2% is applied on the sale of shares sold within 90 days of the date of purchase. The redemption fee does not apply to the redemption of shares acquired through reinvestment of dividends and other distributions.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund's expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund's prospectus.

--------------------------------------------------------------------------------
                                    Beginning        Ending
                                 Account Value    Account Value   Expenses Paid
                                January 1, 2007   June 30, 2007   During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00       $1,094.60         $6.96
Based on Hypothetical 5% Return
  (before expenses)                 $1,000.00       $1,018.15         $6.71
--------------------------------------------------------------------------------
*     Expenses  are  equal to the  annualized  expense  ratio  of 1.34%  for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

OAK VALUE FUND
TRUSTEES AND OFFICERS (UNAUDITED)
================================================================================

OFFICERS AND INTERESTED TRUSTEES. The table below sets forth certain information about each of the Trust's Interested Trustees, as well as its executive officers.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      NUMBER OF
                                                 TERM OF                                              PORTFOLIOS        OTHER
                          POSITION(S)         OFFICE; TERM                                             IN FUND      DIRECTORSHIPS(1)
                           HELD WITH            SERVED IN            PRINCIPAL OCCUPATION(S)           COMPLEX         HELD BY
NAME, ADDRESS, AND AGE       TRUST               OFFICE                DURING PAST 5 YEARS             OVERSEEN        TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Larry D. Coats, Jr.*      Trustee and        Indefinite term;       President, Chief Executive            1             None
3100 Tower Blvd.          President          President Since        Officer and Senior Portfolio
Suite 700                                    July 2003;             Manager with Oak Value
Durham, NC 27707                             Trustee Since          Capital Management, Inc;
Age: 47                                      December 2003          Prior to July 2003, Executive
                                                                    Vice President and Portfolio
                                                                    Manager with Oak Value
                                                                    Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Margaret C. Landis        Vice President     Appointed              Senior Vice President, the
3100 Tower Blvd.                             annually;              Chief Compliance Officer,
Suite 700                                    Since                  Treasurer and Secretary
Durham, NC 27707                             May 2007               of Oak Value Capital
Age: 49                                                             Managment, Inc.; Prior to
                                                                    December 2003, Vice
                                                                    President, Director of
                                                                    Compliance, Treasurer
                                                                    and Secretary with Oak Value
                                                                    Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Robert G. Dorsey          Vice President     Appointed              For more than the past five
225 Pictoria Drive                           annually;              years, Mr. Dorsey has been a
Suite 450                                    Since:                 Managing Director of Ultimus
Cincinnati, OH 45246                         June 2003              Fund Solutions, LLC and
Age: 50                                                             Ultimus Fund Distributors,
                                                                    LLC, the Fund's principal
                                                                    underwriter.
------------------------------------------------------------------------------------------------------------------------------------
Mark J. Seger             Treasurer,         Appointed              For more than the past five
225 Pictoria Drive        Chief              annually;              years, Mr. Seger has been a
Suite 450                 Compliance         Since:                 Managing Director of Ultimus
Cincinnati, OH 45246      Officer            June 2003              Fund Solutions, LLC and
Age: 45                                                             Ultimus Fund Distributors, LLC.
------------------------------------------------------------------------------------------------------------------------------------
John F. Splain            Secretary          Appointed              For more than the past five
225 Pictoria Drive                           annually;              years, Mr. Splain has been a
Suite 450                                    Since:                 Managing Director of Ultimus
Cincinnati, OH 45246                         June 2003              Fund Solutions, LLC and
Age: 50                                                             Ultimus Fund Distributors, LLC.
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Coats is an "interested person," as defined by the 1940 Act, because of his employment with Oak Value Capital Management, Inc., the investment adviser to the Trust.
 1 Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of
      Section  15(d) of the Exchange  Act.

OAK VALUE FUND
TRUSTEES AND OFFICERS (CONTINUED) (UNAUDITED)
================================================================================

INDEPENDENT TRUSTEES. The following table sets forth certain information about the Trust's Independent Trustees.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      NUMBER OF
                                                 TERM OF                                              PORTFOLIOS        OTHER
                          POSITION(S)         OFFICE; TERM                                             IN FUND      DIRECTORSHIPS(1)
                           HELD WITH            SERVED IN            PRINCIPAL OCCUPATION(S)           COMPLEX         HELD BY
NAME, ADDRESS, AND AGE       TRUST               OFFICE                DURING PAST 5 YEARS             OVERSEEN        TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Joseph T. Jordan, Jr.     Chairman and       Indefinite Term;       For more than the past five           1             Director of
1816 Front Street         Trustee            Trustee                years, Mr. Jordan has served                        Cardinal
Suite 320                                    Since May 1995;        as the President of Practice                        State Bank
Durham, NC 27705                             Chairman               Management Services, Inc.
Age: 61                                      Since January          (a medical practice
                                             2005                   management firm).

C. Russell Bryan          Trustee;           Indefinite Term;       For more than the past five           1             None
121 W. Trade Street       Chairman of        Since:                 years, Mr. Bryan has been a
Suite 3000                Governance,        May 1995               Managing Director of
Charlotte, NC 28202       Nomination and                            Brookwood Associates, L.L.C.
Age: 47                   Compensation                              (an investment banking firm).
                          Committee

John M. Day               Trustee;           Indefinite Term;       For more than the past five           1             None
5151 Glenwood Ave.        Chairman of        Since:                 years, Mr. Day has been
Raleigh, NC 27612         Audit              May 1995               Managing Partner, Maynard
Age: 53                   Committee                                 Capital Partners (an
                                                                    investment firm).

Charles T. Manatt, Esq.   Trustee            Indefinite Term;       Founder, Manatt, Phelps &             1             Director of
700 12th Street, N.W.                        Since:                 Phillips, L.L.P. (a law firm);                      FedEx
Suite 1100                                   February 2002          from 1999-2001, served as                           Corporation
Washington, DC 20005                                                U.S. Ambassador to the
Age: 71                                                             Dominican Republic.

 1 Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of
      Section 15(d) of the Exchange Act.

The Statement of Additional Information ("SAI") includes additional information about the Trust's Trustees and officers. To obtain a copy of the SAI, without charge, call (800) 622-2474.

OTHER INFORMATION (UNAUDITED)
================================================================================

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-622-2474, or on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-622-2474, or on the SEC's website http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available without charge upon request, by calling 1-800-622-2474. Furthermore, you will be able to obtain a copy of the filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

OAK VALUE FUND
CHANGE IN INDEPENDENT AUDITOR  (UNAUDITED)
================================================================================

On May 8, 2007, Deloitte & Touche ("D&T") was replaced as independent auditor of the Fund, and Briggs, Bunting and Dougherty, LLP was selected as the Fund's new independent auditor. The Fund's selection of Briggs, Bunting and Dougherty, LLP as its independent auditor was approved by the Fund's Audit Committee and by the Fund's Board of Trustees.

D&T's reports on the Fund's financial statements for the fiscal years ended June 30, 2006 and 2005 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal years, and through the date of D&T's replacement, there were no disagreements between the Fund and D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of D&T,
would  have  caused  it  to  make   reference  to  the  subject  matter  of  the
disagreements in connection with its reports on the financial statements for such years.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Fund during the year ended June 30, 2007. For the fiscal year ended June 30, 2007, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $5,256,740 as taxed at a maximum rate of 15%, as well as $37,859,938 as long-term gain distributions. Complete information will be computed and reported in conjunction with your 2007 Form 1099-DIV.

                       OAK VALUE FUND

                       INVESTMENT ADVISER
                       Oak Value Capital Management, Inc.
                       3100 Tower Boulevard, Suite 700
                       Durham, North Carolina 27707
                       1-800-680-4199
                       www.oakvaluefund.com

                       ADMINISTRATOR
                       Ultimus Fund Solutions, LLC
                       225 Pictoria Drive, Suite 450
                       Cincinnati, Ohio 45246

                       INDEPENDENT REGISTERED PUBLIC
                       ACCOUNTING FIRM
                       Briggs, Bunting & Dougherty, LLP
                       Two Penn Center
                       Suite 820
                       Philadelphia, Pennsylvania 19102

                       CUSTODIAN
                       US Bank, N.A.
                       425 Walnut Street
                       Cincinnati, Ohio 45202

                       BOARD OF TRUSTEES
                       Joseph T. Jordan, Jr., Chairman
                       C. Russell Bryan
                       Larry D. Coats, Jr.
                       John M. Day
                       Charles T. Manatt

                       OFFICERS
                       Larry D. Coats, Jr., President
                       Margaret C. Landis, Vice President
                       Robert G. Dorsey, Vice President
                       Mark J. Seger, Treasurer/
                          Chief Compliance Officer
                       John F. Splain, Secretary

            This report is for the information of the shareholders of the Oak Value Fund. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

PART C.  OTHER INFORMATION
         -----------------

ITEM 23. EXHIBITS
-------- --------

      (a)   (i)   Agreement  and  Declaration  of  Trust--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 2 filed on November 1, 1996

            (ii) Amendment to Agreement and Declaration of Trust--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 9 filed on October 28, 2002

      (b)   Bylaws--Incorporated    herein   by   reference   to    Registrant's
            Post-Effective Amendment No. 12 filed on September 2, 2005

      (c) Incorporated herein by reference to Agreement and Declaration of Trust and Bylaws

      (d)   Investment  Advisory  Agreement  with Oak Value Capital  Management,
            Inc.--Incorporated    herein   by    reference    to    Registrant's
            Post-Effective Amendment No. 11 filed on October 28, 2004

      (e)   Distribution    Agreement    with   Ultimus    Fund    Distributors,
            LLC--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 10 filed on October 28, 2003

      (f)   Inapplicable

      (g)   Custody  Agreement  with  US  Bank,   N.A.--Incorporated  herein  by
            reference to Registrant's Post-Effective Amendment No. 9 filed on October 28, 2002

      (h)   (i)   Administration   Agreement   with  Ultimus   Fund   Solutions,
                  LLC--Incorporated herein by  reference to  Registrant's  Post-
                  Effective Amendment No. 10 filed on October 28, 2003

            (ii) Transfer Agent and Shareholder Services Agreement with Ultimus Fund Solutions, LLC--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 10 filed on October 28, 2003

            (iii) Fund   Accounting   Agreement  with  Ultimus  Fund  Solutions,
                  LLC--Incorporated   herein  by   reference   to   Registrant's
                  Post-Effective Amendment No. 10 filed on October 28, 2003

            (iv)  Trademark License Agreement with Oak Value Capital Management,
                  Inc.--   Incorporated  herein  by  reference  to  Registrant's
                  Post-Effective Amendment No. 13 filed on October 27, 2006

      (i)   Opinion and Consent of Morgan, Lewis & Bockius--Filed herewith

      (j)   Consent of Briggs, Bunting & Dougherty, LLP--Filed herewith

      (k)   Inapplicable

      (l)   Inapplicable

      (m)   Inapplicable

      (n)   Inapplicable

      (o)   Reserved

      (p)   (i)   Code of Ethics of Registrant--Filed herewith

            (ii) Code of Ethics of Oak Value Capital Management, Inc.--Filed herewith

            (iii) Code  of  Ethics  of  Ultimus  Fund  Distributors,  LLC--Filed
                  herewith

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
-------- -------------------------------------------------------------

      No person is directly or indirectly controlled by or under common control with the Registrant.

ITEM 25. INDEMNIFICATION
-------- ---------------

      Article VIII of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

            "SECTION 8.4 Indemnification of Trustees and Officers. Subject to the limitations set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Fund or Funds to which the conduct in question relates) each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (referred to hereinafter, together with such Person's heirs, executors, administrators or other legal representatives, as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "Disabling Conduct").

            A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that such Covered Person was not liable by reason of Disabling Conduct,
            (ii) dismissal of a court action or an administrative action against such Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that such Covered Person was not liable by reason of Disabling Conduct by (a) vote of a majority of a quorum of Trustees who are either "interested persons" of the Trust as the quoted phrase is defined in Section 2(a)(19) of the 1940 Act nor parties to the action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the "Disinterested Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the Covered Person shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII and if (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full inquiry), that there is reason to believe that the Covered Person ultimately will be entitled to indemnification hereunder.

            SECTION 8.5 Compromise Payment. As to any matter disposed of by a compromise payment by any Covered Person referred to in Section 8.4 hereof, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Disinterested Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Disinterested Trustees pursuant to clause (i) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with either of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

            SECTION 8.6 Indemnification Not Exclusive. The right of indemnification provided by this Article VIII shall not be exclusive of or affect any other rights to which any Covered Person may be entitled. Nothing contained in this Article VIII shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other Persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person."

      The Investment Advisory Agreement with Oak Value Capital Management, Inc. (the "Adviser") provides for indemnification of the Adviser as follows:

            "Subject to the limitations set forth in this Section 8(b), the Trust shall indemnify, defend and hold harmless (from the assets of the Fund) the Adviser against all loss, damage and liability, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by the Adviser in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, related to or resulting from this Agreement or the performance of services hereunder, except with respect to any matter as to which it has been determined that the loss, damage or liability is a direct result of (i) a breach of fiduciary duty with respect to the receipt of compensation for services; or (ii) willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its duties under this Agreement (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "Disabling Conduct"). A determination that the Adviser is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Adviser was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against the Adviser for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of Disabling Conduct by (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as the quoted phrase is defined in Section 2(a)(19) of the 1940 Act nor parties to the action, suit or other proceeding on the same or similar grounds that is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the "Independent Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by the Adviser (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund in advance of the final disposition of any such action, suit or proceeding; provided, that the Adviser shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Section 8(b) and if
            (i) the Adviser shall have provided  security for such  undertaking,
            (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Adviser ultimately will be entitled to indemnification hereunder.

            As to any matter disposed of by a compromise payment by the Adviser referred to in this Section 8(b), pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Independent Trustees or
            (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (i) shall not prevent the recovery from the Adviser of any amount paid to the Adviser in accordance with either of such clauses as indemnification if the Adviser is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that the Adviser's action was in or not opposed to the best interests of the Fund or to have been liable to the Fund or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in its conduct under the Agreement.

            The right of indemnification provided by this Section 8(b) shall not be exclusive of or affect any of the rights to which the Adviser may be entitled. Nothing contained in this Section 8(b) shall affect any rights to indemnification to which Trustees, officers or other personnel of the Trust, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

            The Board of Trustees of the Trust shall take all such action as may be necessary and appropriate to authorize the Fund hereunder to pay the indemnification required by the Section 8(b) including, without limitation, to the extent needed, to determine whether the Adviser is entitled to indemnification hereunder and the reasonable amount of any indemnity due to it hereunder, or employ independent legal counsel for that purpose."

      The Distribution Agreement with Ultimus Fund Distributors, LLC (the "Distributor") provides that the Distributor, its directors, officers, employees, partners, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Distributor's duties or from the reckless disregard by any of such persons of Distributor's obligations and duties under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

      The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant and its Trustees and officers, as well as the Adviser. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER
-------- --------------------------------------------------------

      The Adviser and its predecessor firm, Oak Value Partners, have been continuously registered as an investment adviser with the SEC since May 1991. The Adviser has assets under management of approximately $381 million as of June 30, 2007. In addition to providing investment advisory services to the Registrant, the Adviser provides investment advisory services to individual and institutional accounts.

      The directors and executive officers of the Adviser set forth below have not engaged in any other business, profession, vocation or employment of a substantial nature at any time during the past two years:

      David R. Carr, Jr.--Chairman, Director and Chief Investment Officer of the Adviser; co-founder of the Adviser and its predecessor firm, Oak Value Capital Partners, in May 1986

      Larry D. Coats, Jr.--President, Chief Executive Officer and Director of the Adviser; joined the Adviser in January 1994

      Margaret C. Landis--Senior Vice President, Secretary, Treasurer, Director of Compliance and Business Support, Chief Compliance Officer and Director of the Adviser; joined the Adviser in July 1991

ITEM 27. PRINCIPAL UNDERWRITERS
-------- ----------------------

      (a) Ultimus Fund Distributors, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, also acts as the principal underwriter for the following other investment companies: Hussman Investment Trust, Williamsburg Investment Trust, The Shepherd Street Funds, Inc., Profit Funds Investment Trust, The GKM Funds, Veracity Funds, The Destination Funds, Schwartz Investment Trust, The Berwyn Funds, The Cutler Trust, TFS Capital Investment Trust, Black Pearl Funds, Church Capital Investment Trust, Surgeons Diversified Investment Fund, Gardner Lewis Investment Trust, Piedmont Investment Trust, Guerite Funds, PMFM Investment Trust, CM Advisers Family of Funds, Monteagle Funds and Centurion Investment Trust.

      (b)                       POSITION WITH          POSITION WITH
            NAME                DISTRIBUTOR            REGISTRANT
            ----                -----------            ----------

            Robert G. Dorsey    President/Managing     Vice President
                                Director

            John F. Splain      Secretary/Managing     Secretary
                                Director

            Mark J. Seger       Treasurer/Managing     Treasurer/
                                Director               Chief Compliance Officer

            Theresa M. Bridge   Vice President         Assistant Treasurer

            Wade R. Bridge      Vice President         Assistant Secretary

            Craig J. Hunt       Vice President         Assistant Secretary

            Tina H. Bloom       Vice President         None

            Steven F. Nienhaus  Vice President         None

      The address of all of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

      (c)   Inapplicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS
-------- --------------------------------

      Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at its offices located at 3100 Tower Boulevard, Suite 700, Durham North Carolina 27707, as well as at the office of the Registrant's administrator, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. Certain records, including records relating to the possession of the Registrant's securities, may be maintained at the offices of the Registrant's custodian, U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202.

ITEM 29. MANAGEMENT SERVICES NOT DISCUSSED IN PARTS A OR B
-------- -------------------------------------------------

      Inapplicable

ITEM 30. UNDERTAKINGS
-------- ------------

      Inapplicable

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Durham and State of North Carolina, on the 26th day of October, 2007.


                                            OAK VALUE TRUST

                                            By: /s/ Larry D, Coats, Jr.
                                                ---------------------------
                                                Larry D. Coats, Jr.
                                                President


      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                          TITLE            DATE
---------                          -----            ----

/S/ LARRY D. COATS, JR.            President        October 26, 2007
---------------------------
Larry D. Coats, Jr.


/S/ MARK J. SEGER                  Treasurer        October 26, 2007
---------------------------
Mark J. Seger

         *                         Trustee
---------------------------
John M. Day

         *                         Trustee          /s/ John F. Splain
---------------------------                         --------------------------
Joseph T. Jordan, Jr.                               John F. Splain
                                                    Attorney-in-fact*
         *                         Trustee          October 26, 2007
---------------------------
Charles T. Manatt

         *                         Trustee
---------------------------
C. Russell Bryan

                                INDEX TO EXHIBITS
                                -----------------

  ITEM
---------

23 (i)        Opinion and consent of Morgan, Lewis & Bockius LLP

   (j)        Consent of Briggs, Bunting & Dougherty, LLP

   (p)(i)     Code of Ethics of Registrant

   (p)(ii)    Code of Ethics of Oak Value Capital Management, Inc.

   (p)(iii)   Code of Ethics of Ultimus Fund Distributors, LLC